PROSPECTUS
November 1, 1997

                      INVESCO TAX-FREE INCOME FUNDS, INC.

                   INVESCO Tax-Free Intermediate Bond Fund
                     INVESCO Tax-Free Long-Term Bond Fund


      The two INVESCO Tax-Free Income Funds (the "Funds") described in this Prospectus are actively managed to seek as high a level of current income exempt from federal income taxes as is consistent with the preservation of capital. The INVESCO Tax-Free Intermediate Bond Fund (the "Intermediate Bond Fund") invests in a diversified portfolio of intermediate-term obligations, the interest on which is exempt from federal income taxes. The INVESCO Tax-Free Long-Term Bond Fund (the "Long-Term Bond Fund") invests in a diversified portfolio of long-term obligations, the interest on which is exempt from federal income taxes. These "municipal bonds" may be issued by states, territories, and possessions of the United States and the District of Columbia, as well as their political subdivisions, agencies, and instrumentalities. The dollar-weighted average maturity of the obligations in the Intermediate Bond Fund's portfolio normally will range from five to 10 years. The dollar weighted average maturity of the obligations in the Long-Term Bond Fund's portfolio normally will be at least 10 years.


      This Prospectus provides you with the basic information you should know before investing in either of the Funds. You should read it and keep it for future reference. A Statement of Additional Information containing further information about the Funds, dated November 1, 1997, has been filed with the Securities and Exchange Commission, and is incorporated by reference into this Prospectus. To obtain a free copy, write to INVESCO ^ Distributors, Inc., P.O. Box 173706, Denver, Colorado 80217-3706; or call 1-800-525-8085; or ^ visit our web site at: http://www.invesco.com.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER FINANCIAL INSTITUTION. THE SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

TABLE OF CONTENTS



ESSENTIAL INFORMATION........................................................2

ANNUAL FUND EXPENSES.........................................................3

FINANCIAL HIGHLIGHTS.........................................................4

INVESTMENT OBJECTIVE AND STRATEGY............................................6

INVESTMENT POLICIES AND RISKS................................................7

THE FUNDS AND THEIR MANAGEMENT...............................................10

FUND PRICE AND PERFORMANCE...................................................12

HOW TO BUY SHARES............................................................12

FUND SERVICES................................................................15

HOW TO SELL SHARES...........................................................15

TAXES, DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS..............................17

ADDITIONAL INFORMATION.......................................................18

ESSENTIAL INFORMATION


     Investment Goal And Strategy^: INVESCO Tax-Free Income Funds seek as high a level of current income exempt from federal income taxes as is consistent with the preservation of capital by investing in a diversified portfolio of intermediate-term and long-term obligations for the Intermediate Bond Fund and Long-Term Bond Fund, respectively. The Funds invest primarily in municipal obligations. The dollar-weighted average maturity for the Funds' portfolios normally will range from ^ five to ten years for the Intermediate Bond Fund and ten years or longer for the Long-Term Bond Fund. There is no guarantee that the Funds will meet their investment objectives. See "Investment Objective And Strategy."


     Designed For: Investors primarily seeking current income free from federal income taxes. While not a complete investment program, the Funds may be a valuable element of your investment portfolio. The Funds are not a suitable investment for tax-sheltered retirement programs such as the IRA, SEP-IRA, SIMPLE IRA, 401(k), Profit Sharing, Money Purchase Pension, or 403(b) plans.


     Time Horizon^: The Funds are managed for daily income, paid monthly. Investors should not consider these Funds for the portion of their savings devoted to capital growth.

     Risks^: The Funds use a moderate investment strategy, but their investments are subject to both credit and market risk. Investors should expect to see their price per share vary with moves in the municipal bond market, economic conditions and other factors. See "Investment Policies And Risks."

     Organization and Management^: Each Fund is a series of INVESCO Tax-Free Income Funds, Inc. (the "Company"), a diversified, managed, no-load mutual fund. Each Fund is owned by its shareholders. ^ It employs INVESCO Funds Group, Inc. ("IFG"), founded in 1932, to serve as investment adviser, administrator and transfer agent. INVESCO Trust Company ("INVESCO Trust"), founded in 1969, serves as sub-adviser. Together, IFG and INVESCO Trust constitute "Fund Management." Prior to September ^ 30, 1997, ^ IFG served as the Funds' distributor. Effective September ^ 30, 1997 INVESCO Distributors, Inc. ("IDI"), founded in 1997 as a wholly-owned subsidiary of IFG, became the Funds' distributor.

     The Funds' investments are selected by INVESCO Vice President James S. Grabovac. A Chartered Financial Analyst, Mr. Grabovac earned his ^ M.B.A. from the University of Michigan and a ^ B.A. from Lawrence University. See "The Funds And Their Management."

     IFG, INVESCO Trust and IDI are subsidiaries of AMVESCAP PLC, an international investment management company that manages approximately ^ $177.5 billion in assets. AMVESCAP PLC is based in London with money managers located in Europe, North America, and the Far East.

This Fund Offers all of the following services at no charge:
 Telephone purchases                      Regular investment plans, such as
 Telephone exchanges                      EasiVest (the Fund's automatic
 Telephone redemptions                    monthly  investment  program),
 Automatic reinvestment                   Direct Payroll  Purchase,  and
  of distributions                        Automatic Monthly Exchange
 Periodic withdrawal plans

See "How To Buy Shares" and "How To Sell Shares."

     Minimum Initial Investment: $1,000 per Fund, which is waived for regular investment plans, including EasiVest and Direct Payroll Purchase.

     Minimum Subsequent Investment: $50 per Fund

ANNUAL FUND EXPENSES


      The Funds are no-load; there are no fees to purchase, exchange or redeem shares. Each Fund, however, is authorized to pay a Rule 12b-1 distribution fee of one quarter of one percent of ^ each Fund's average net assets each year. (See "How To Buy Shares --Distribution Expenses.").

      Like any company, each Fund has operating expenses -- such as portfolio management^ accounting, shareholder servicing, maintenance of shareholder accounts, and other expenses. These expenses are paid from each Fund's assets. Lower expenses therefore benefit investors by increasing a Fund's total return.

      We calculate annual operating expenses as a percentage of each Fund's average annual net assets. To keep expenses competitive, ^ IFG and INVESCO Trust voluntarily reimburse the Intermediate Bond Fund for amounts in excess of 0.90% of average net assets and ^ INVESCO Trust voluntarily reimburses the Long-Term Bond Fund for amounts in excess of 0.90% of average net assets.

Annual Fund Operating Expenses (as a percentage of average net assets)

                                          Intermediate            Long-Term
                                          Bond Fund               Bond Fund
                                          ------------            ---------
Management Fee                                   0.50%                0.55%
12b-1 Fees                                       0.25%                0.25%
Other Expenses (after
  absorbed expenses)1,2                          0.09%                0.10%

Total Fund Operating Expenses
(after absorbed expenses)1,2                     0.84%                0.90%

(1) It should be noted that each Fund's actual total operating expenses were lower than the figures shown because each Fund's custodian fees were reduced under an expense offset arrangement. However, as a result of an SEC requirement for mutual funds to state their total operating expenses without crediting any such expense offset arrangement, the figures shown above do not reflect these reductions. In comparing expenses for different years, please note that the Ratios of Expenses to Average Net Assets shown under "Financial Highlights" do reflect reductions for expense offset arrangements for periods prior to the fiscal year ended June 30, 1997. See "The Funds and Their Management."

(2) Certain expenses of the Intermediate Bond Fund are being absorbed voluntarily by IFG and INVESCO Trust and of the Long-Term Bond Fund by IFG. In the absence of such absorbed expense, the Intermediate Bond Fund's "Other Expenses" and "Total Fund Operating Expenses" would have been 1.68% and 2.43%, respectively, and the Long-Term Bond Fund's "Other Expenses" and "Total Fund Operating Expenses" would have been 0.25% and 1.05%, respectively, based on each Fund's actual expenses for the fiscal year ended June 30, 1997.


      Example:^ A shareholder would pay the following expenses on a $1,000 investment for the periods shown, assuming a hypothetical 5% annual return and redemption at the end of each time period. (Of course, actual operating expenses are paid from each Fund's assets and are deducted from the amount of income available for distribution to shareholders; they are not charged directly to shareholder accounts.)



                                 1 Year     3 Years     5 Years    10 Years
                                 ------     -------     -------    --------
Intermediate Bond Fund               $9         $27         $47        $104
Long-Term Bond Fund                  $9         $29         $50        $111

     The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE OR EXPENSES, AND ACTUAL ANNUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

For more information on each Fund's expenses, see "The Funds And Their Management" and "How To Buy Shares -- Distribution Expenses."

      Because each Fund pays a distribution fee, investors who own shares of the Funds for a long period of time may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.

FINANCIAL HIGHLIGHTS
(For a Fund Share Outstanding Throughout Each Period)


      The following information has been audited by Price Waterhouse LLP, independent accountants. This information should be read in conjunction with the audited financial statements and the independent accountant's report thereon appearing in the Company's 1997 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. Both are available without charge by contacting ^ IDI at the address or telephone number on the cover of this Prospectus.


                                                                                                                  Period
                                                                                                                   Ended
                                                                  Year Ended June 30                             June 30
                                                          --------------------------------------------       -----------
                                                              1997              1996              1995             1994^

                                                           Tax-Free Intermediate Bond Fund


PER SHARE DATA
Net Asset Value - Beginning of Period                        $9.74             $9.70             $9.52            $10.00
                                                          --------------------------------------------       -----------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                         0.41              0.43              0.44              0.19
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)                             0.16              0.04              0.18            (0.48)
                                                          --------------------------------------------       -----------
Total from Investment Operations                              0.57              0.47              0.62            (0.29)
                                                          --------------------------------------------       -----------
LESS DISTRIBUTIONS
Dividends from Net Investment Income                          0.41              0.43              0.44              0.19
                                                          --------------------------------------------       -----------
Net Asset Value - End of Period                              $9.90             $9.74             $9.70             $9.52
                                                          ============================================       ===========

TOTAL RETURN                                                 5.96%             4.89%             6.67%          (2.93%)*







RATIOS
Net Assets - End of Period
   ($000 Omitted)                                           $4,645            $4,997            $4,907            $5,083
Ratio of Expenses to Average Net Assets#                    0.84%@            0.76%@             0.70%            0.70%~
Ratio of Net Investment Income to
   Average Net Assets#                                       4.18%             4.40%             4.56%            3.75%~
Portfolio Turnover Rate                                        41%               49%               23%              55%*

^ From  December 1, 1993,  commencement  of investment  operations,  to June 30,
  1994.

* Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
  representative of a full year.

# Various expenses of the Fund were voluntarily absorbed by IFG and ITC for the years ended June 30, 1997, 1996 and 1995, and for the period ended
  June 30, 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.43%, 2.34%, 2.45% and 3.09%
  (annualized), respectively, and ratio of net investment income to average net assets would have been 2.59%, 2.82%, 2.81% and 1.36% (annualized), respectively.

@ Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

~ Annualized


(For a Fund Share Outstanding Throughout Each Period)


                                                                           Year Ended June 30
                                 ---------------------------------------------------------------------------------------
                                   1997     1996     1995     1994     1993     1992     1991     1990     1989     1988

                                 Tax-Free Long-Term Bond Fund


PER SHARE DATA
Net Asset Value -
   Beginning of Period           $15.20   $15.07   $15.29   $16.35   $15.69   $15.05   $14.90   $15.15   $13.82   $13.86
                                 ---------------------------------------------------------------------------------------
INCOME FROM
   INVESTMENT OPERATIONS
Net Investment Income              0.66     0.73     0.80     0.83     0.87     0.92     0.96     0.99     1.01     1.00
Net Gains or (Losses)
   on Securities (Both
   Realized and Unrealized)        0.38     0.32     0.09   (1.00)     1.04     0.95     0.27   (0.25)     1.33   (0.04)
                                 ---------------------------------------------------------------------------------------
Total from Investment
   Operations                      1.04     1.05     0.89   (0.17)     1.91     1.87     1.23     0.74     2.34     0.96
                                 ---------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net
   Investment Income               0.66     0.73     0.80     0.83     0.87     0.92     0.96     0.99     1.01     1.00
In Excess of Net
   Investment Income               0.01     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
Distributions from
   Capital Gains                   0.23     0.19     0.31     0.06     0.38     0.31     0.12     0.00     0.00     0.00
                                 ---------------------------------------------------------------------------------------
Total Distributions                0.90     0.92     1.11     0.89     1.25     1.23     1.08     0.99     1.01     1.00
                                 ---------------------------------------------------------------------------------------
Net Asset Value -
   End of Period                 $15.34   $15.20   $15.07   $15.29   $16.35   $15.69   $15.05   $14.90   $15.15   $13.82
                                 =======================================================================================






TOTAL RETURN                      7.05%    7.01%    6.16%  (1.16%)   12.57%   12.79%    8.55%    5.10%   17.64%    7.29%

RATIOS
Net Assets - End of Period
   ($000 Omitted)              $220,410 $250,890 $254,584 $282,407 $332,239 $272,382 $208,100 $179,107 $143,678 $109,132
Ratio of Expenses to
   Average Net Assets#           0.90%@   0.91%@    0.92%    1.00%    1.03%    1.02%    0.93%    0.75%    0.74%    0.77%
Ratio of Net Investment
   Income to Average
   Net Assets#                    4.36%    4.76%    5.31%    5.14%    5.43%    5.90%    6.39%    6.67%    7.06%    7.33%
Portfolio Turnover Rate            123%     146%      99%      28%      30%      28%      25%      27%      27%      41%

# Various expenses of the Fund were voluntarily absorbed by IFG for the years ended June 30, 1997, 1996 and 1995. If such expenses had not been voluntaily absorbed, ratio of expenses to average net assets would have been 1.05%, 1.04% and 1.05%, respectively, and ratio of net investment income to average net assets would have been 4.21%, 4.63% and 5.18%, respectively.

@ Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.


INVESTMENT OBJECTIVE AND STRATEGY

      Each Fund seeks as high a level of current income exempt from federal income taxes as is consistent with the preservation of capital. This investment objective is fundamental and cannot be changed without the approval of each Fund's shareholders. There is no assurance that a Fund's investment objective will be met.


INVESCO TAX-FREE
INCOME FUNDS                               FUND STRATEGY
--------------------------------------------------------------------------------

^ Tax-Free                     o   Intermediate-Term Municipal Bonds
Intermediate                       which may include any combination
Bond Fund                          of general obligation, revenue or
                                   industrial development bonds.

                               o   At least 80% of the Fund's total
                                   assets normally will consist of a
                                   combination of municipal bonds
                                   rated investment grade as defined
                                   under "Investment Policies and
                                   Risks" and short-term municipal
                                   notes rated within the two highest
                                   rating categories as described
                                   under "Investment Policies and
                                   Risks."

                               o   Municipal  bonds may include any
                                   combination of general ^ obligation,
                                   revenue  or industrial development bonds.

                               o   The  dollar-weighted  average maturity
                                   of the Fund's obligations normally will
                                   range from ^ five  to ten  years  and
                                   will  vary  as Fund Management responds
                                   to changes in  interest rates.

^ Tax-Free Long-               o   Long-Term Municipal Bonds which may
Term Bond Fund                     include any combination of general
                                   obligation, revenue or industrial
                                   development bonds.

                               o   At least 80% of the Fund's assets
                                   normally will consist of a
                                   combination of municipal bonds
                                   rated investment grade as described
                                   under "Investment Policies and
                                   Risks" and short-term municipal
                                   notes rated within the two highest
                                   rating categories as described
                                   under "Investment Policies and
                                   Risks."

                               o   Municipal  bonds may include any
                                   combination of general obligation,
                                   revenue or industrial development bonds.




                               o   The  dollar-weighted  average maturity
                                   of the Fund's  portfolio  normally
                                   will be at least ten years and will
                                   vary as Fund  Management responds to
                                   changes in interest rates.



      Under ordinary circumstances, no more than 20% of each Fund's total assets may consist of bonds subject to the Alternative Minimum Tax ("AMT Bonds"), short-term or temporary taxable securities (the income from which may be subject to federal income tax), debt obligations rated below investment grade and cash.

INVESTMENT POLICIES AND RISKS

      Investors should expect to see their price per share vary with moves in the municipal bond market, economic conditions and other factors. The Funds invest in many different issues over a wide geographical range; this diversification reduces the Funds' overall exposure to investment and market risks but cannot eliminate these risks.


     Municipal Securities. When we assess an issuer's ability to meet its interest payment obligations and repay principal when due, we are referring to "credit risk." Municipal obligations are rated based on their estimated credit risk by independent services such as Standard & Poor's Ratings Group, Inc., a division of The McGraw-Hill Companies, Inc. ("S&P"), Moody's Investors

Services,  Inc.  ("Moody's"),  Fitch Investors Services,  Inc. ("Fitch") or
Duff & Phelps, Inc. ("D&P"). "Market risk" refers to sensitivity to changes in interest rates^. For instance, when interest rates go up, the market value of a previously issued bond generally declines; on the other hand, when interest rates go down, the prices of bonds generally increase.

      The lower a bond's quality, the more it is subject to credit risk and market risk and the more speculative it becomes. This is also true of most unrated municipal securities. Therefore, the Funds do not invest in obligations they believe to be highly speculative. In practice, this means we primarily hold investment grade municipal bonds -- those rated AAA, AA, A or BBB by S&P or Aaa, Aa, A or Baa by Moody's. Overall, these municipal securities enjoy strong to adequate capacity to pay principal and interest. No more than 10% of each Fund's total assets may be invested in issues rated below investment grade quality (commonly called "junk bonds" and rated BB or lower by S&P or Ba or lower by Moody's or, if unrated, judged by Fund Management to be of equivalent quality); these include issues which are of poorer quality and may have some speculative characteristics, according to the ratings services. Never under any circumstances, does the Intermediate Bond Fund invest in bonds which are rated below CCC or Caa by S&P or Moody's, respectively. In addition, never, under any circumstances, does the Long-Term Bond Fund invest in bonds which are rated below B- or B by S&P and Moody's, respectively. Bonds rated B-, B, CCC, or Caa may be in default or there may be present elements of danger with respect to payment of principal or interest. While Fund Management continuously monitors all of the municipal bonds in each Fund's portfolio for the issuer's ability to make required principal and interest payments and other quality factors, it may retain a bond whose rating is changed to one below the minimum rating required for purchase of the security. For a detailed description of municipal bond ratings, see the Statement of Additional Information and Appendix A therein.

      The Funds may invest in short-term municipal notes rated within the two highest ratings by S&P or Moody's.

      The following chart reflects the percentage of each Fund's total assets that were invested in municipal bonds (by rating category) for the fiscal year ended June 30, 1997.

                                                          BELOW
                                                          INVESTMENT       UN-
INVESCO                    INVESTMENT GRADE               GRADE           RATED
TAX-FREE
INCOME         -----------------------------------------------------------------
FUNDS
                AAA/        AA/                   BBB/     BB/
                Aaa         Aa          A         Baa      Ba       B
--------------------------------------------------------------------------------
INVESCO
Tax-Free
Interme-       41.29%     11.54%      19.55%     10.36%    0.25%   0.25%   2.91%
diate Bond
Fund

INVESCO
Tax-Free
Long-Term      42.34%     12.94%      14.11%      3.00%    2.23%   0.00%   2.13%
Bond Fund

      In addition, 10.46% and 21.10%, respectively, of the Intermediate Bond Fund's and Long-Term Bond Fund's total assets were invested in corporate and municipal short-term notes rated by at least one rating category in the highest rating category for such notes.

      All of these percentages were determined on a dollar-weighted basis, calculated by averaging the Funds' month-end portfolio holdings during the fiscal year. Keep in mind that each Fund's holdings are actively traded, and bond ratings are occasionally adjusted by ratings services, so these figures do not represent the Funds' actual holdings or quality ratings as of June 30, 1997.

      AMT Bonds. These are "private activity bonds" issued after August 7, 1986; the proceeds are directed in full or in part to private, for-profit organizations. The income from AMT bonds is exempt from federal income tax but may be subject to the alternative minimum tax -- a special tax that applies to taxpayers who have certain adjustments to income or tax preference items.


      Temporary/Short-Term Taxable Investments. The Funds may invest in temporary and/or short-term taxable investments. Short-term taxable investments, if any, normally will consist of notes having quality ratings within the two highest grades of Moody's, S&P, Fitch or D&P; obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated at least P-2 by Moody's, A-2 by S&P; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; banker's acceptances and other short-term bank obligations; and repurchase agreements. Temporary taxable investments, if any, normally will consist of corporate bonds and other debt obligations. Dividends paid by a Fund attributable to income from such investments will be taxable to investors. See "Taxes, Dividends ^ And Capital Gain Distributions."

      When we believe market or economic conditions are adverse, the Funds may assume a defensive position by temporarily investing up to 100% of ^ their assets in short-term taxable investments or cash, seeking to protect ^ their assets until conditions stabilize.


      Tender Option Bonds. The Intermediate Bond Fund may seek to earn additional income by purchasing "tender option bonds," municipal bonds which have relatively long maturities and offer fixed income at a substantially higher rate than other short-term tax-exempt bonds. Tender option bonds involve three parties: the issuer, the buyer, and a third party, such as a bank, broker-dealer, or another financial institution. In exchange for a periodic fee, this third party allows the purchaser to cash in ("tender") the bond at par plus accrued-interest at designated times.

      Tender option bonds must be carefully evaluated, based on the creditworthiness of the issuer and third party. At times, the tender option feature on these bonds may be terminable; in such an instance, the tender option bonds may be considered illiquid securities.

      Futures and Options. A futures contract is an agreement to buy or sell a specific amount of a financial instrument or commodity at a particular price on a particular date. Each Fund will use futures contracts only to hedge against price changes in the value of its current or intended investments in securities. In the event that an anticipated decrease in the value of portfolio securities occurs as a result of a general decrease in prices, the adverse effects of such changes may be offset, at least in part, by gains on the sale of futures contracts. Conversely, the increased cost of portfolio securities to be acquired, caused by a general increase in prices, may be offset, at least in part, by gains on futures contracts purchased by a Fund. Brokerage fees are paid to trade futures contracts, and each Fund is required to maintain margin deposits. The board of directors has adopted a non- fundamental restriction that the aggregate market value of the futures contracts the Long-Term Bond Fund holds cannot exceed 30% of the market value of its total assets.


      Put and call options on futures contracts or securities may be traded by each Fund in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired. The purchaser of an option purchases the right to ^ effect a transaction in the underlying future or security at a specified price (the "strike price") before a specified date (the "expiration date"). In exchange for the right, the purchaser pays a "premium" to the seller, which represents the price of the right to buy or sell the underlying instrument. In exchange for the premium, the seller of the option becomes obligated to ^ effect a transaction in the underlying future or security, at the strike price, at any time prior to the expiration date, should the buyer choose to exercise the option. A call option contract grants the purchaser the right to buy the underlying future or security, at the strike price, before the expiration date. A put option contract grants the purchaser the right to sell the underlying future or security, at the strike price, before the expiration date. Purchases of options on futures contracts may present less dollar risk in hedging a Fund's portfolio than the purchase and sale of the underlying futures contracts, since the potential loss is limited to the amount of the premium plus related transaction costs. The premium paid for such a put or call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise or liquidation of the option, and, unless the price of the underlying futures contract or security changes sufficiently, the option may expire without value to the Fund.

      Although each Fund will enter into futures contracts and options on futures contracts and securities solely for hedging or other nonspeculative purposes, their use does involve certain risks. For example, a lack of correlation between the value of an instrument underlying an option or futures contract and the assets being hedged, or unexpected adverse price movements, could render a Fund's hedging strategy unsuccessful and could result in losses. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and a Fund may be required to maintain a position until exercise or expiration, which could result in losses. Transactions in futures contracts and options are subject to other risks as well, which are set forth in greater detail in the Statement of Additional Information and Appendix B therein.

      Zero Coupon Securities. The Funds may invest in Zero Coupon Securities. Of the 10% of the Intermediate Bond Fund's total assets that may be invested in debt obligations rated below investment grade, no more than 5% of the Intermediate Bond Fund's total assets may be invested in zero coupon bonds having such ratings. These securities make no periodic interest payments. Instead, they are sold at a discount from their face value. The buyer of the security receives the rate of return by the gradual appreciation in the price of the security, which is redeemed at face value at maturity. Being extremely responsive to changes in interest rates, the market price of zero coupon securities may be more volatile than other bonds. A Fund may be required to distribute income recognized on these bonds, even though no cash interest payments are received, which could reduce the amount of cash available for investment by the Fund.

      Delayed Delivery or When-Issued Purchases. Municipal obligations may at times be purchased or sold by each Fund with settlement taking place in the future. The payment obligation and the interest rate that will be received on the securities generally are fixed at the time a Fund enters into the commitment. Between the date of purchase and the settlement date, the value of the securities is subject to market fluctuations, and no interest is payable to the Fund prior to the settlement date.

      Securities  Lending.  Each  Fund may  seek to earn  additional  income  by lending securities to qualified brokers, dealers, banks, or other financial institutions, on a fully collateralized basis. For further information on this policy, see "Investment Policies and Restrictions" in the Statement of Additional Information.


      Repurchase Agreements. Each Fund may invest money, for as short a time as overnight, using repurchase agreements ("repos"). With a repo, a Fund buys a debt instrument, agreeing simultaneously to sell it back to the prior owner at an agreed-upon price and time. A Fund could incur costs or delays in seeking to sell the instrument if the prior owner defaults on its repurchase obligation. To reduce that risk, the securities that are the subject of ^ each repurchase agreement will be maintained with such Fund's custodian in an amount at least equal to the repurchase price under the agreement (including accrued interest). These agreements are entered into only with member banks of the Federal Reserve System, registered broker-dealers, and registered U.S. government securities dealers that are deemed creditworthy under standards set by the Company's board of directors.

      Illiquid and Rule 144A Securities. ^ The Tax-Free Intermediate Bond Fund may invest up to 15% of its total assets in illiquid securities, including securities that are subject to restrictions on resale and securities that are not readily marketable. Investments in illiquid securities are subject to the risk that a Fund may not be able to dispose of a security at the time desired or at a reasonable price, or may have to bear the expense and delay of registering the security in order to resell it. The Intermediate Bond Fund also may purchase certain securities that are not registered for sale to the general public, but that can be resold to institutional investors ("Rule 144A Securities"), without regard to the foregoing 15% limitation, if a liquid trading market exists. For more information concerning illiquid and Rule 144A Securities, see "Investment Policies and Restrictions" in the Statement of Additional Information.

      For a further discussion of risks associated with an investment in the Funds, see "Investment Policies and Restrictions" and "Investment Practices" in the Statement of Additional Information.


      Investment Restrictions. Certain restrictions, which are set forth in the Statement of Additional Information, may not be altered without the approval of each Fund's shareholders. For example, with respect to 75% of its total assets, each Fund limits to 5% the portion of its total assets that may be invested in a single issuer. In addition, each Fund limits to 25% the portion of its total assets that may be invested in any one industry. Municipal securities are not considered to be an "industry" for this purpose, although industrial development bonds are grouped into industries depending upon the businesses of the companies that have the ultimate responsibility for payment. Except where indicated to the contrary, the investment policies described in this Prospectus are not considered fundamental and may be changed without a vote of each Fund's shareholders.


^


THE FUNDS AND THEIR MANAGEMENT

      The Company is a no-load mutual fund, registered with the Securities and Exchange Commission as a diversified, open-end, management investment company. It was incorporated on April 2, 1993, under the laws of Maryland.

      The Company's board of directors has responsibility for overall supervision of the Funds and reviews the services provided by the adviser and sub-adviser. Under an agreement with the Company, IFG, 7800 E. Union Avenue, Denver, Colorado 80237, serves as investment adviser for each Fund; it is primarily responsible for providing the Funds with various administrative services. IFG's wholly-owned subsidiary, INVESCO Trust, is the Funds' sub-adviser and is primarily responsible for managing each Fund's investments.


      James S. Grabovac, portfolio manager for the Funds since 1995, has responsibility for the day-to-day management of the Funds' holdings. A Chartered Financial Analyst, Mr. Grabovac is a Vice President of INVESCO Trust. Previously, his career included these highlights: He was a principal and fund manager (1991 to 1995) and portfolio manager (1989 to 1991) with Stein Roe & Farnham Inc., a futures and options trader with Continental Illinois National Bank (1987), a corporate bond trader with The Chicago Corporation from 1985 to 1987, and Midwest municipal underwriting manager with Continental Illinois National Bank from 1982 to 1985. He holds an ^ M.B.A. from the University of Michigan and a ^ B.A. from Lawrence University.


      Fund Management permits investment and other personnel to purchase and sell securities for their own accounts, subject to a compliance policy governing personal investing. This policy requires Fund Management's personnel to conduct their personal investment activities in a manner that Fund Management believes is not detrimental to the Funds or Fund Management's other advisory clients. See the Statement of Additional Information for more detailed information.


      Each Fund pays IFG a monthly management fee ^ that is based upon a percentage of each Fund's average net assets determined daily; in turn, IFG pays INVESCO Trust a sub-advisory fee out of its management fee. With respect to the Intermediate Bond Fund, the management fee is computed at the annual rate of 0.50% on the first $300 million of the Fund's average net assets; 0.40% on the next $200 million of the Fund's average net assets; and 0.30% on the Fund's average net assets over $500 million. With respect to the Long-Term Bond Fund, the management fee is computed at the annual rate of 0.55% on the first $300 million of the Fund's average net assets; 0.45% on the next $200 million of the

Fund's average net assets; and 0.35% on the Fund's average net assets over $500 million. For the fiscal year ended June 30, ^ 1997, investment management fees paid by the Intermediate Bond Fund and the Long- Term Bond Fund amounted to 0.50% and 0.55%, respectively (after voluntary expense limitation), of each Fund's average net assets. Out of these advisory fees^ IFG paid to INVESCO Trust as a sub- advisory fee an amount equal to 0.25% and 0.24%, respectively, of the Intermediate Bond Fund's and the Long-Term Bond Fund's average net assets. ^ No fee is paid by the Funds to INVESCO Trust.

      Under a Transfer Agency Agreement, IFG acts as registrar, transfer agent, and dividend disbursing agent for the Funds. Each Fund pays an annual fee of $26.00 per shareholder account or, where applicable, per participant in an omnibus account ^. Registered broker-dealers, third party administrators of tax-qualified retirement plans and other entities, including affiliates of IFG, may provide equivalent services to the Funds. In these cases, IFG may pay, out of the fee it receives from the Funds, an annual sub- transfer agency or recordkeeping fee to the third party.


      In addition, under an Administrative Services Agreement, IFG handles additional administrative, recordkeeping, and internal sub- accounting services for the Funds. For such services, IFG was paid, for the fiscal year ended June 30, 1997, a fee equal to the following percentages of each Fund's average net assets (prior to the absorption of certain Fund expenses): Intermediate Bond Fund, 0.23% and Long-Term Bond Fund, 0.02%.


      Each Fund's expenses, which are accrued daily, are deducted from total income before dividends are paid. Total expenses of each Fund (prior to any expense offset ^ arrangement) for the fiscal year ended June 30, 1997, including investment management fees (but excluding brokerage commissions, which are a cost of acquiring securities), amounted to the following percentages of each Fund's average net assets: Intermediate Bond Fund, 0.84% and Long-Term Bond Fund, 0.90% (after voluntary expense limitation). Certain expenses of the Intermediate Bond Fund are absorbed voluntarily by IFG and INVESCO Trust and certain expenses of the Long-Term Bond Fund are absorbed voluntarily by IFG pursuant to a commitment to those Funds in order to ensure that each Fund's total operating expenses do not exceed 0.90% of each Fund's average net assets. These commitments may be changed following consultation with the Company's board of directors. In the absence of this voluntary expense limitation, total operating expenses of the Intermediate Bond Fund and the Long-Term Bond Fund would have been 2.43% and 1.05%, respectively.

      Fund Management places orders for the purchase and sale of portfolio securities with brokers and dealers based upon Fund Management's evaluation of their financial responsibility coupled with their ability to effect transactions at the best available prices. As discussed under "How To Buy Shares -- Distribution Expenses," the Funds may market their shares through intermediary brokers or dealers that have entered into ^ dealer agreements with IDI, as the Funds' ^ distributor. The Funds may place orders for portfolio transactions with qualified broker-dealers that recommend the Funds or sell shares of the Funds to clients, or act as agent in the purchase of shares of the Funds for clients, if Fund Management believes that the quality of the execution of the transaction and level of commission are comparable to those available from other qualified brokerage firms. For further information, see "Investment Practices -- Placement of Portfolio Brokerage" in the Statement of Additional Information.

      IFG, INVESCO Trust and IDI are indirect wholly-owned subsidiaries of AMVESCAP PLC. AMVESCAP PLC is a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997 and to AMVESCAP PLC on May 8, 1997, as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group Inc., that created one of the largest independent investment management businesses in the world. IFG and INVESCO Trust ^ continued to operate under their existing names. AMVESCAP PLC has approximately ^ $177.5 billion in assets under management. IFG was established in 1932 and, as of June 30, 1997, managed 14 mutual funds, consisting of ^ 46 separate portfolios, with combined assets of approximately $15.4 billion on behalf of over 857,000 shareholders. INVESCO Trust (founded in 1969) served as adviser or sub-adviser to 59 investment portfolios as of June 30, 1997, including 31 portfolios in the INVESCO group. These 59 portfolios had aggregate assets of approximately $14.1 billion as of June 30, 1997. In addition, INVESCO Trust provides investment management services to private clients including employee benefit plans that may be invested in a collective trust sponsored by INVESCO Trust. IDI was established in 1997 and is the distributor for 14 mutual funds consisting of ^ 46 separate portfolios.


FUND PRICE AND PERFORMANCE


      Determining Price. The value of your investment in ^ a Fund will vary daily. The price per share is also known as the Net Asset Value ("NAV"). IFG prices each Fund every day that the New York Stock Exchange is open, as of the close of regular trading (normally, 4:00 p.m., New York time). NAV is calculated by adding together the current market value of each Fund's assets, including accrued interest and dividends; then subtracting liabilities, including accrued expenses; and finally dividing that dollar amount by the total number of shares outstanding.


      Performance Data. To keep shareholders and potential investors informed, we will occasionally advertise a Fund's total return and yield. Total return figures show the average annual rate of return on a $1,000 investment in a Fund, assuming reinvestment of all dividends and capital gain distributions, for one-, five- and ten-year periods (or since inception). Cumulative total return shows the actual rate of return on an investment for the period cited; average annual total return represents the average annual percentage change in the value of an investment. Both cumulative and average annual total returns tend to "smooth out" fluctuations in a Fund's investment results, because they do not show interim variations in performance that occur during the periods cited.

      The yield of a Fund refers to the income generated by an investment in the Fund over a 30-day or one-month period and is computed by dividing the net investment income per share earned during the period by the net asset value per share at the end of the period, then adjusting the result to provide for semi-annual compounding. We may also discuss a Fund's "taxable equivalent yield" -- the yield a taxable investment would have to generate in order to provide the same income as the Fund, assuming certain federal tax rates. This yield quotation allows investors to compare taxable and tax-exempt bond funds more fairly. More information about the Funds' recent and historical performance is contained in the Company's Annual Report to Shareholders. You can get a free copy by calling or writing to ^ IDI using the phone number or address on the back of this Prospectus.


      When we quote mutual fund rankings published by Lipper Analytical Services, Inc., we may compare the Funds to others in their categories of Intermediate Municipal Debt Funds for the Intermediate Bond Fund and General Municipal Bond Funds for the Long-Term Bond Fund, as well as the broad-based Lipper general fund groupings. These rankings allow you to compare the Funds to their peers. Other independent financial media also produce performance- or service-related comparisons, which you may see in our promotional materials. For more information, see "Fund Performance" in the Statement of Additional Information.

      Performance figures are based on historical investment results and are not intended to suggest future performance.

HOW TO BUY SHARES


      The following chart shows several convenient ways to invest in the Funds. Your new Fund shares will be priced at the NAV next determined after your order is received in proper form. There is no charge to invest, exchange or redeem shares when you make transactions directly through IDI. However, if you invest in the Funds through a securities broker, you may be charged a commission or transaction fee. For all new accounts, please send a completed application form. Please specify which ^ fund's shares you wish to purchase.


      Fund Management reserves the right to increase, reduce or waive the minimum investment requirements in its sole discretion, where it determines this action is in the best interests of a Fund. Further, Fund Management reserves the right in its sole discretion to reject any order for the purchase of Fund shares (including purchases by exchange) when, in its judgment, such rejection is in a Fund's best interests.

                              HOW TO BUY SHARES
================================================================================
Method                      Investment Minimum         Please Remember
--------------------------------------------------------------------------------
By Check                    $1,000 for regular         If your check does
Mail to:                    account;                   not clear, you will
INVESCO Funds               $50 minimum for            be responsible for
Group, Inc.                 each subsequent            any related loss a
P.O. Box 173706,            investment.                Fund or IFG incurs.
Denver, CO 80217-                                      If you are already
3706.                                                  a shareholder in
Or you may send                                        the INVESCO funds,
your check by                                          the Fund may seek
overnight courier                                      reimbursement from
to: 7800 E. Union                                      your existing
Ave.,                                                  account(s) for any
Denver, CO 80237.                                      loss incurred.
--------------------------------------------------------------------------------
By Telephone or             $1,000.                    Payment must be
Wire                                                   received within 3
Call 1-800-525-8085                                    business days, or
to request your                                        the transaction may
purchase. Then send                                    be cancelled. If a
your check by                                          telephone purchase
overnight courier                                      is cancelled due to
to our street                                          nonpayment, you
address:                                               will be responsible
7800 E. Union Ave.,                                    for any related
Denver, CO 80237.                                      loss a Fund or IFG
Or you may transmit                                    incurs. If you are
your payment by                                        already a
bank wire (call IFG                                    shareholder in the
for instructions).                                     INVESCO funds, a
                                                       Fund  may   seek
                                                       reimbursement from your
                                                       existing  account(s)  for
                                                       any loss incurred.

--------------------------------------------------------------------------------
With EasiVest or            $50 per month for          Like all regular
Direct Payroll              EasiVest; $50 per          investment plans,
Purchase                    pay period for             neither EasiVest
You may enroll on           Direct Payroll             nor Direct Payroll
the fund                    Purchase. You may          Purchase ensures a
application, or             start or stop your         profit or protects
call us for the             regular investment         against loss in a
correct form and            plan at any time,          falling market.
more details.               with two weeks'            Because you'll
Investing the same          notice to IFG.             invest continually,
amount on a monthly                                    regardless of
basis allows you to                                    varying price
buy more shares                                        levels, consider
when prices are low                                    your financial
and fewer shares                                       ability to keep
when prices are                                        buying through low
high. This "dollar-                                    price levels. And
cost averaging" may                                    remember that you
help offset market                                     will lose money if
fluctuations. Over                                     you redeem your
a period of time,                                      shares when the
your average cost                                      market value of all
per share may be                                       your shares is less
less than the                                          than their cost.
actual average
price per share.
--------------------------------------------------------------------------------
By PAL(R)                   $1,000.                    Be sure to write
Your "Personal                                         down the
Account Line" is                                       confirmation number
available for                                          provided by PAL(R).
subsequent                                             Payment must be
purchases and                                          received within 3
exchanges 24-hours                                     business days, or
a day. Simply call                                     the transaction may
1-800-424-8085.                                        be cancelled. If a
                                                       telephone purchase  is
                                                       cancelled    due   to
                                                       nonpayment,  you  will be
                                                       responsible    for    any
                                                       related  loss a  Fund  or
                                                       IFG  incurs.  If you  are
                                                       already a shareholder  in
                                                       the INVESCO funds, a Fund
                                                       may  seek   reimbursement
                                                       from    your     existing
                                                       account(s)  for any  loss
                                                       incurred.

================================================================================
By Exchange                 $1,000 to open a           See "Exchange
Between a Fund and          new account; $50           Policy" page 14.
another of the              for written
INVESCO funds. Call         requests to
1-800-525-8085 for          purchase additional
prospectuses of             shares for an
other INVESCO               existing account.
funds. You may also         (The exchange
establish an                minimum is $250 for
Automatic Monthly           purchases requested
Exchange service            by telephone.)
between two INVESCO
funds; call IFG for
further details and
the correct form.
================================================================================

      Your order to purchase shares of a Fund will not begin earning dividends or other distributions until your payment can be converted into available federal funds under regular banking procedures or, if you are acquiring shares in an exchange from another INVESCO fund, the Fund receives the proceeds of the exchange. Checks normally are converted into federal funds (moneys held on deposit within the Federal Reserve System) within two or three business days after we receive them, although this period may be longer for checks drawn on banks that are not members of the Federal Reserve System.

      Exchange Policy. You may exchange your shares in these Funds for those in another INVESCO fund on the basis of their respective net asset values at the time of the exchange. Before making any exchange, be sure to review the prospectuses of the funds involved and consider their differences.

      Please note these policies regarding exchanges of INVESCO fund shares:

      1)  The fund accounts must be identically registered.

      2) You may make four exchanges out of each fund during each calendar year.

      3) An exchange is the redemption of shares from one fund followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless, of course, your account is tax-deferred).


      4) The Funds reserve the right to reject any exchange request, or to modify or terminate the exchange ^ policy, when it is in the best interests of the Funds and their shareholders. Notice of all such modifications or terminations will be given at least 60 days prior to the effective date of the change in policy, except for unusual instances (such as when redemptions of the exchanged shares are suspended under Section 22(e) of the Investment Company Act of 1940, or when sales of the fund into which you are exchanging are temporarily stopped).


      Distribution Expenses. Each Fund is authorized under a Plan and Agreement of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan") to use its assets to finance certain activities relating to the distribution of its shares to investors. Under the Plan, monthly payments may be made by each Fund to IDI to permit IDI, at its discretion, to engage in certain activities, and provide certain services approved by the board of directors of the Company in connection with the distribution of each Fund's shares to investors. These activities and services may include the payment of compensation (including incentive compensation and/or continuing compensation based on the amount of customer assets maintained in a Fund) to securities dealers and other financial institutions and organizations, which may include IDI-affiliated companies, to obtain various distribution-related and/or administrative services for the Funds. Such services may include, among other things, processing new shareholder account applications, preparing and transmitting to the Fund's Transfer Agent computer processable tapes of all transactions by customers, and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund.

      In addition, other permissible activities and services include advertising, the preparation, printing and distribution of sales literature ^, printing and distribution of prospectuses to prospective investors and such other services and promotional activities for the Funds as may from time to time be agreed upon by the Company and its board of directors, including public relations efforts and marketing programs to communicate with investors and prospective investors. These services and activities may be conducted by the staff of IDI or its affiliates or by third parties.

      Under the Plan, the Company's payments to IDI on behalf of each Fund are limited to an amount computed at an annual rate of 0.25% of each Fund's average net assets ^. IDI is not entitled to payment for overhead expenses under the Plan, but may be paid for all or a portion of the compensation paid for salaries and other employee benefits for the personnel of IDI or IFG whose primary responsibilities involve marketing shares of the INVESCO ^ funds, including the Funds. Payment amounts by each Fund under the Plan, for any month, may be made to compensate IDI for permissible activities engaged in and services provided by IDI during the rolling 12-month period in which that month falls. Therefore, any obligations incurred by IDI in excess of the limitations described above will not be paid by the Funds under the Plan, and will be borne by IDI. In addition, IDI and its affiliates may from time to time make additional payments from its revenues to securities dealers and other financial institutions that provide distribution- related and/or administrative services for the Funds. No further payments will be made by the Funds under the Plan in the event of its termination. Also, any payments made by the Funds may not be used to finance directly the distribution of shares of any other fund of the Company or other mutual fund advised by IFG. Payments made by each Fund under the Plan for compensation of marketing personnel, as noted above, are based on an allocation formula designed to ensure that all such payments are appropriate. For more information see "How Shares Can Be Purchased -- Distribution Plan" in the Statement of Additional Information.

FUND SERVICES

      Shareholder Accounts. IFG will maintain a separate share account for each Fund whose shares you own that reflects your current holdings. Share certificates will be issued only upon specific request. You will have greater flexibility to conduct transactions if you do not request certificates.

      Transaction Confirmations. You will receive detailed confirmations of individual purchases, exchanges and redemptions. If you choose certain recurring transaction plans (for instance, EasiVest), your transactions will be confirmed on your quarterly Investment Summary.

      Investment Summaries. Each calendar quarter, shareholders receive a written statement which consolidates and summarizes account activity and value at the beginning and end of the period for each of their INVESCO funds.


      Reinvestment of Distributions. Dividends and capital gain distributions are automatically invested in additional ^ Fund shares at the NAV on the ex-dividend date, unless you choose to have dividends and/or capital gain distributions automatically reinvested in another INVESCO fund or paid by check (minimum of $10.00).

      Telephone Transactions. All shareholders may exchange and redeem shares of the Funds by telephone, unless they expressly decline these privileges. By signing the new account Application, a Telephone Transaction Authorization Form, or otherwise using these privileges, the investor has agreed that, if a Fund has followed reasonable procedures, such as recording telephone instructions and sending written transaction confirmations, it will not be liable for following ^ telephone instructions that it believes to be genuine. As a result of this policy, the investor may bear the risk of any loss due to unauthorized or fraudulent instructions.

HOW TO SELL SHARES

      The following chart shows several convenient ways to redeem your Fund shares. Shares of either Fund may be redeemed at any time at their current NAV next determined after a request in proper form is received at the Fund's office. The NAV at the time of the redemption may be more or less than the price you paid to purchase your shares, depending primarily upon the Fund's investment performance.

      Please specify from which Fund you wish to redeem shares. Shareholders have a separate account for each fund in which they invest.

                              HOW TO SELL SHARES
================================================================================
Method                      Minimum Redemption         Please Remember
--------------------------------------------------------------------------------
By Telephone                $250 (or, if less,         These telephone
Call us toll-free           full liquidation of        redemption
at 1-800-525-8085.          the account) for a         privileges may be
                            redemption check;          modified or
                            $1,000 for a wire          terminated in the
                            to bank of record.         future at the
                            The maximum amount         discretion of IFG.
                            which may be
                            redeemed by
                            telephone is
                            generally $25,000.
--------------------------------------------------------------------------------
In Writing                  Any amount. The            If the shares to be
Mail your request           redemption request         redeemed are
to INVESCO Funds            must be signed by          represented by
Group, Inc., P.O.           all registered             stock certificates,
Box 173706,                 owners of the              the certificates
Denver, CO 80217-           account. Payment           must be sent to
3706. You may also          will be mailed to          IFG.
send your request           your address of
by overnight                record, or to a
courier to 7800 E.          pre-designated
Union Ave., Denver,         bank.
CO 80237.

--------------------------------------------------------------------------------
By Exchange                 $1,000 to open a           See "Exchange
Between a Fund and          new account; $50           Policy," page 14.
another of the              for written
INVESCO funds. Call         requests to
1-800-525-8085 for          purchase additional
prospectuses of             shares for an
other INVESCO               existing account.
funds. You may also         (The exchange
establish an                minimum is $250 for
automatic monthly           exchanges requested
exchange service            by telephone.)
between two INVESCO
funds; call IFG for
further details and
the correct form.
--------------------------------------------------------------------------------
Periodic Withdrawal         $100 per payment,          You must have at
Plan                        on a monthly or            least $10,000 total
You may call us to          quarterly basis.           invested with the
request the                 The redemption             INVESCO funds, with
appropriate form            check may be made          at least $5,000 of
and more                    payable to any             that total invested
information at 1-           party you                  in the fund from
800-525-8085.               designate.                 which withdrawals
                            will be made.
--------------------------------------------------------------------------------
Payment To Third            Any amount.                All registered
Party                                                  owners of the
Mail your request                                      account must sign
to INVESCO Funds                                       the request, with a
Group, Inc., P.O.                                      signature guarantee
Box 173706,                                            from an eligible
Denver, CO 80217-                                      guarantor financial
3706.                                                  institution, such
                                                       as a commercial
                                                       bank or recognized
                                                       national or
                                                       regional securities
                                                       firm.
================================================================================

      While the Funds will attempt to process telephone redemptions promptly, there may be times -- particularly in periods of severe economic or market disruption -- when you may experience delays in redeeming shares by phone.

      Payments of redemption proceeds will be mailed within seven days following receipt of the redemption request in proper form. However, payment may be postponed under unusual circumstances -- for instance, if normal trading is not taking place on the New York Stock Exchange or during an emergency as defined by the Securities and Exchange Commission. If your shares were purchased by a check which has not yet cleared, payment will be made promptly upon clearance of the purchase check (which will take up to 15 days).

      If you participate in EasiVest, the Funds' automatic monthly investment program, and redeem all of the shares in your account, we will terminate any further EasiVest purchases unless you instruct us otherwise.

      Because of the high relative costs of handling small accounts, should the value of any shareholder's account fall below $250 as a result of shareholder action, the Funds reserve the right to involuntarily redeem all shares in such account, in which case the account would be liquidated and the proceeds forwarded to the shareholder. Prior to any such redemption, a shareholder will be notified and given 60 days to increase the value of the account to $250 or more.

TAXES, DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

      Taxes. Each Fund intends to distribute to shareholders substantially all of its net investment income and net capital gains, if any, in order to continue to qualify for tax treatment as a regulated investment company. Thus, the Funds do not expect to pay any federal income or excise taxes.

      Exempt-interest dividends paid by each Fund are normally free of federal income tax to shareholders, although they are subject to state and local income taxes. Unless shareholders are exempt from income taxes, however, they must include all distributions of net capital gains (both long-term and short-term), as well as any dividends earned on a Fund's short-term taxable investments, in taxable income for federal, state and local income tax purposes. These distributions are taxable whether they are received in cash or automatically reinvested in shares of one of the Funds or another fund in the INVESCO group.


      Net realized capital gains are divided into short-term and long-term gains depending upon how long a Fund held the security which gave rise to the gains. The capital ^ gain distribution consists of long-term capital gains which are taxed at the capital gains rate. Short-term capital gains are included with income from dividends and interest as ordinary income and are paid to shareholders as taxable dividends.

      The Taxpayer Relief Act of 1997 ("Act"), enacted in August 1997, dramatically changes the taxation of net capital gain (i.e.,the excess of net long-term capital gain over net short-term capital loss), by applying different rates thereto depending on the taxpayer's holding period and marginal rate of federal income tax. The Act, however, does not address the application of these rules to distributions by regulated investment companies. Accordingly, shareholders should consult their tax advisers as to the effect of the Act on distributions of net capital gain by a Fund to them ^.

      Shareholders also may realize capital gains or losses when they sell their Fund shares at more or less than the price originally paid.

      Interest on certain "private activity bonds" issued after August 7, 1986, is an item of tax preference for purposes of the alternative minimum tax. Each Fund intends to limit, and has limited in the past, its investments in such bonds to not more than 20% of its total assets. The portion of exempt-interest dividends paid by a Fund that is attributable to such bonds would be an item of tax preference to shareholders.

      At the end of each year, information regarding the tax status of dividends, capital gain distributions and the portion, if any, of distributions that is an item of tax preference is provided to shareholders.

      Individuals and certain other non-corporate shareholders may be subject to backup withholding of 31% on taxable dividends, capital gain distributions and redemption proceeds. Unless you are subject to backup withholding for other reasons, you can avoid backup withholding on your Fund account(s) by ensuring that we have a correct, certified tax identification number.

     We encourage you to consult a tax adviser with respect to these matters. For further information, see "Dividends, Capital Gain Distributions and Taxes" in the Statement of Additional Information.

      Dividends and Capital Gain Distributions. Each Fund earns daily net investment income in the form of interest on its investments. Each Fund's policy is to distribute substantially all of this income, less Fund expenses, to shareholders on a monthly basis, at the discretion of the Company's board of directors.

      In addition, each Fund realizes capital gains and losses when it sells securities or engages in futures transactions for more or less than it paid. If total gains on sales exceed total losses (including losses carried forward from previous years), a Fund has a net realized capital gain. Net realized capital gains, if any, are distributed to shareholders at least annually, usually in December.

      Dividends and capital gain distributions are paid to shareholders who hold shares on the record date of distribution regardless of how long the shares have been held. A Fund's share price will then drop by the amount of the distribution on the ex- dividend date. If a shareholder purchases shares immediately prior to such date, the shareholder will, in effect, have "bought" the dividend by paying the full purchase price, a portion of which is then returned in the form of a distribution, some or all of which may be taxable.

ADDITIONAL INFORMATION

      Voting Rights. All shares of the Funds of the Company have equal voting rights based on one vote for each share owned and a corresponding fractional vote for each fractional share owned. The Company is not generally required and does not expect to hold regular annual meetings of shareholders. However, when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Company or as may be required by applicable law or the Company's Articles of Incorporation, the board of directors will call special meetings of shareholders. Directors may be removed by action of the holders of a majority of the outstanding shares of the Company. The ^ Funds will assist shareholders in communicating with other shareholders as required by the Investment Company Act of 1940.

                                    INVESCO TAX-FREE INCOME FUNDS^


                                    Tax-Free Intermediate
                                     Bond Fund

                                    Tax-Free Long-Term
                                     Bond Fund


                                    ^ Two no-load mutual funds seeking
                                    as high a level of current income
                                    exempt from federal taxes as is
                                    consistent with the preservation of
                                    capital.


                                    PROSPECTUS
                                    November 1, 1997


^ INVESCO FUNDS

INVESCO Distributors, Inc.
Distributor
Post Office Box 173706
Denver, Colorado  80217-3706

1-800-525-8085
PAL(R): 1-800-424-8085

http://www.invesco.com


^ In Denver, visit one of our

convenient Investor Centers:
Cherry Creek
155-B Fillmore Street
Denver Tech Center
7800 East Union Avenue
Lobby Level

STATEMENT OF ADDITIONAL INFORMATION
November 1, 1997


                      INVESCO TAX-FREE INCOME FUNDS, INC.

             Two no-load investment funds seeking as high a level
              of interest income exempt from federal income taxes
               as is consistent with the preservation of capital

Address:                                  Mailing Address:

7800 E. Union Avenue                      Post Office Box 173706
Denver, Colorado  80237                   Denver, Colorado  80217-3706

                                  Telephone:
                      In continental U.S., 1-800-525-8085
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      INVESCO TAX-FREE INCOME FUNDS, INC. (the "Company"), is ^ an open-end, diversified, ^ investment management company, currently consisting of two separate portfolios of investments: INVESCO Tax- Free Intermediate Bond Fund (the "Intermediate Bond Fund") and INVESCO Tax-Free Long-Term Bond Fund (the "Long-Term Bond Fund") (collectively, the "Funds" and individually, a "Fund"). The investment objective of each Fund is to seek as high a level of current income exempt from federal income taxation as is consistent with the preservation of capital. The Funds will pursue this objective by investing in a diversified portfolio of obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal taxes ("municipal bonds"). Such obligations may include any combination of general obligation bonds, revenue bonds, and industrial development bonds.


      A Prospectus for both Funds dated November 1, 1997, which provides the basic information you should know before investing in a Fund, may be obtained without charge from INVESCO Funds Group, Inc., Post Office Box 173706, Denver, Colorado 80217-3706. This Statement of Additional Information is not a prospectus, but contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Funds, and should be read in conjunction with the Prospectus.

Investment Adviser:  INVESCO FUNDS GROUP, INC.
Distributor: INVESCO DISTRIBUTORS, INC.
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TABLE OF CONTENTS


INVESTMENT POLICIES AND RESTRICTIONS.........................................3

THE FUNDS AND THEIR MANAGEMENT..............................................15

HOW SHARES CAN BE PURCHASED.................................................29

HOW SHARES ARE VALUED.......................................................33

FUND PERFORMANCE............................................................34

SERVICES PROVIDED BY THE FUNDS..............................................37

HOW TO REDEEM SHARES........................................................38

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, AND TAXES............................38

INVESTMENT PRACTICES........................................................40

ADDITIONAL INFORMATION......................................................43

APPENDIX....................................................................47

INVESTMENT POLICIES AND RESTRICTIONS

Municipal Obligations

      As discussed in the Prospectus in the section entitled "Investment Objective and Strategy," the Funds may purchase or sell a variety of tax-exempt securities in seeking to achieve their investment objective without regard to how long the securities have been held in a Fund's portfolio. Although short-term trading increases portfolio turnover, execution costs associated with the purchase or sale of municipal bonds are substantially less than the costs incurred in transactions involving equity securities of equivalent dollar values. Gains, if any, realized by a Fund as a result of sales of municipal bonds or other securities and futures or other transactions are subject to federal income taxes.

      Securities in which the Funds invest include the following:

      Municipal Bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities. In addition, certain kinds of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide to privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, sewage or solid waste disposal. Such obligations are considered to be municipal bonds if the interest paid thereon qualifies as exempt from federal income taxation. Other kinds of industrial development bonds, the proceeds from which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may also be considered municipal bonds. Although the current federal tax laws impose substantial limitations on the size of such issues, the Fund will only invest in industrial development bonds, the interest from which is exempt from federal income taxation.

      There are two principal  classifications  of tax-exempt  municipal  bonds:
"general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues generated by a particular facility or class of facility, or in some cases from the proceeds of a special excise tax or specific revenue source. Industrial development obligations are a particular kind of municipal bond which are issued by or on behalf of public authorities to obtain funds for various local, privately operated facilities. Such obligations are, in most cases, revenue bonds that generally are secured by a lease with a particular private corporation. A Fund's portfolio may consist of any combination of general obligation and revenue bonds.

      From time to time, proposals to restrict or eliminate the federal income tax exemption for interest on municipal bonds have been introduced before Congress. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal bonds for investment by a Fund might be adversely affected. In such event, the Funds would reevaluate their investment objective and policies and submit possible changes in the structure of the Funds for the consideration of shareholders.

      As discussed in the Prospectus, the municipal securities in which the Funds invest are generally subject to two kinds of risk, credit risk and market risk. The ratings given a municipal security by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P") for the Tax-Free Long-Term Bond Fund and the ratings given a municipal security by Moody's, S&P, Fitch Investor Services, Inc. ("Fitch"), and Duff & Phelps, Inc. ("D&P") for the Tax-Free Intermediate Bond Fund provide a generally useful guide as to such credit risk. The lower the rating given a municipal security by such rating service, the greater the credit risk such rating service perceives to exist with respect to such security.

      Increasing the amount of a Fund's assets invested in unrated or lower grade (Ba or less by Moody's, BB or less by S&P) municipal securities, while intended to increase the yield produced by the Fund's municipal securities, will also increase the credit risk to which those municipal securities are subject. Lower rated municipal securities and non-rated securities of comparable quality tend to be subject to wider fluctuations in yields and market values than higher rated securities and may have speculative characteristics. In addition, a significant economic downturn or major increase in interest rates may well result in issuers of lower rated municipal securities experiencing increased financial stress which would adversely affect their ability to service their principal and interest obligations and to obtain additional financing.

      Municipal Notes. Municipal Notes are debt obligations issued by municipalities which normally have a maturity at the time of issuance from six months to three years. The principal classifications of municipal notes are tax anticipation notes, bond anticipation notes, and revenue anticipation notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are normally obligations of the issuing municipality or agency.

      While the Funds' investment adviser attempts to limit purchases of lower rated municipal securities to securities having an established retail secondary market, the market for such securities may not be as liquid as the market for higher rated municipal securities.

Other Permissible Investments

      Temporary Investments. As discussed in the section of each Fund's Prospectus entitled "Investment Objective and Policies," the Funds may from time to time invest a portion of their assets on a temporary basis in "temporary investments," the income from which may be subject to federal income tax. Any net interest income on taxable temporary investments will be taxable to shareholders as ordinary income when distributed.

      When-Issued Purchases. As discussed in the section of the Funds' Prospectus entitled "Investment Policies and Risks," municipal obligations may at times be acquired on a when-issued basis. Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in value based on the public's perception of the creditworthiness of the issuers and changes in the level of interest rates (generally resulting in appreciation when interest rates decline and depreciation when interest rates rise). The Funds will maintain a segregated account with their custodian bank consisting of cash, any liquid securities or a combination thereof marked to market daily equal in value to the amount of such commitments. A Fund will only make commitments to purchase securities with the intention of actually acquiring the securities; however, a Fund may sell these commitments before the settlement date if to do so is deemed advisable as a matter of investment strategy.

      To the extent a Fund remains substantially invested in debt securities at the same time that it has committed to purchase securities on a when-issued basis, which it would normally expect to do, there will be greater fluctuations in the Fund's net asset value than if it set aside cash to pay for when-issued securities. In addition, there will be a greater potential for the realization of capital gains, which are not exempt from federal income taxation, and of capital losses. When the payment of when-issued securities must be met, a Fund will provide payment from available cash flow, sale of portfolio securities (possibly at a gain or loss) or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may at the time of sale have a value greater or less than a Fund's payment obligation). The risk of fluctuation in value of the short-term securities in the segregated account is different from the risk of fluctuation in the value of the Funds' portfolio securities. Each Fund may enter into commitments to purchase securities on a when-issued basis when deemed advisable to further each Fund's pursuit of its respective investment objective and policies. Such commitments will not ordinarily involve a substantial portion of a Fund's assets, defined as available cash reserves of a Fund plus proceeds of unsettled regular-way sales of Fund securities.

Futures Contracts and Options on Futures


      As described in the Funds' Prospectus, the Funds may enter into futures contracts and may purchase and sell ("write") options to buy or sell futures contracts. The Funds will comply with and adhere to all limitations in the manner and extent to which they effect transactions in futures and options on such futures currently imposed by the rules and policy guidelines of the Commodity Futures Trading Commission as conditions for exemption of a mutual fund, or the investment advisers thereto, from registration as a commodity pool operator. ^ Each Fund will not, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its assets after taking into account unrealized profits and losses on options it has entered into. In the case of an option that is "in-the-money," as defined in the Commodity Exchange Act (the "CEA"), the in-the-money amount may be excluded in computing such 5%. (In general a call option on a future is "in-the-money" if the value of the future exceeds the exercise ("strike") price of the call; a put option on a future is "in-the-money" if the value of the future which is the subject of the put is exceeded by the strike price of the put.) The Funds may use futures and options thereon solely for bona fide hedging or for other non-speculative purposes within the meaning and intent of the applicable provisions of the CEA.

      ^ Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Instead, the ^ Fund will be required to deposit in a segregated asset account with a commodity broker an amount of cash or qualifying securities (currently U.S. Treasury bills) currently in a minimum amount of $15,000. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, a Fund may be required to make additional payments during the term of the contracts to its broker. Such payments would be required, for example, where, during the term of an interest rate futures contract purchased by the Fund, there was a general increase in interest rates, thereby making the Fund's portfolio securities less valuable. In all instances involving the purchase of financial futures contracts by a Fund, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Fund may elect to close its position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. For a more complete discussion of the risks involved in futures and options on futures and other securities, refer to Appendix B ("Description of Futures Contracts and Options").

      Where futures are purchased to hedge against a possible increase in the price of a security before a Fund is able in an orderly fashion to invest in the security, it is possible that the market may decline instead. If the Fund, as a result, concluded not to make the planned investment at that time because of concern as to possible further market decline or for other reasons, the Fund would realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

      In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the futures contracts and the portion of the portfolio being hedged, the price of futures may not correlate perfectly with movements in the prices due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between underlying instruments and the value of the futures contract. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the futures market. Such increased participation may also cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the underlying instrument and movements in the prices of futures contracts, the value of futures contracts as a hedging device may be reduced.

      In addition, if a Fund has insufficient available cash, it may at times have to sell securities to meet variation margin requirements. Such sales may have to be effected at a time when it may be disadvantageous to do so.


Options on Futures Contracts

      Each Fund may buy and write options on futures contracts for hedging purposes; options are also included in the types of instruments sometimes known as derivatives. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

      The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund is considering buying. If a call or put option which a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between change in the value of its portfolio securities and changes in the value of the futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

      The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices.

      The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be reflected fully in the value of the options bought.

      Illiquid and Rule 144A Securities. The Intermediate Bond Fund may invest in securities that are illiquid because they are subject to restrictions on their resale ("restricted securities") or because, based upon their nature or the market for such securities, they are not readily marketable. The Fund also may invest in restricted securities that can be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act") (hereinafter referred to as "Rule 144A Securities"). The Company's board of directors has delegated to the Fund's adviser and sub-adviser the authority to determine the liquidity of Rule 144A Securities pursuant to guidelines approved by the board. The Intermediate Bond Fund may not invest more than 15% of its net assets in restricted securities.

      Investments in restricted securities involve certain risks to the extent that the Intermediate Bond Fund might have to bear the expense and incur the delays associated with effecting registration in order to sell the security.

      In recent years, a large institutional market has developed for Rule 144A Securities. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which Rule 144A Securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Institutional markets for Rule 144A Securities may provide both readily ascertainable values for Rule 144A Securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A Security held by the Fund, however, could adversely affect the marketability of such security, and the Fund might be unable to dispose of such security promptly or at reasonable prices.

      Repurchase Agreements. As discussed in the Funds' Prospectus, each Fund may enter into repurchase agreements with respect to debt instruments eligible for investment by the Funds with member banks of the Federal Reserve System, registered broker-dealers, and registered government securities dealers, which are deemed creditworthy under standards established by the Company's board of directors. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement, and are held as collateral by the Funds' custodian bank until the repurchase agreement is completed.


      ^ Lending of ^ Securities. Each Fund also may lend portfolio securities to qualified brokers, dealers, banks, or other financial institutions. This practice permits a Fund to earn income, which, in turn, can be invested in additional securities to pursue the Fund's investment objective. Loans of securities by a Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. government or its agencies equal to at least 100% of the current market value of the loaned securities, determined on a daily basis. Lending securities involves certain risks, the most significant of which is the risk that a borrower may fail to return a portfolio security. The Funds monitor the creditworthiness of borrowers in order to minimize such risks. The Funds will not lend any security if, as a result of such loan, the aggregate value of securities then on loan would exceed 33-1/3% of the Tax-Free Long-Term Bond Fund's total assets or the Tax-Free Intermediate Bond Fund's net assets (taken at market value). While voting rights may pass with the loaned securities, if a material event (e.g., proposed merger, sale of assets, or liquidation) is to occur affecting an investment on loan, the loan must be called and the securities voted. Loans of securities made by a Fund will comply with all other applicable regulatory requirements^.

      Investment Restrictions. As described in the section of the Funds' Prospectus entitled "Investment ^ Policies And Risks," the Funds operate under certain investment restrictions. These restrictions are fundamental and may not be changed with respect to a particular Fund without the prior approval of the holders of a majority, as defined in the 1940 Act, of the outstanding voting securities of that Fund. For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment. Any subsequent change in a particular percentage resulting from fluctuations in value does not require elimination of any security from a Fund.


     Under  the  Tax-Free   Intermediate  Bond  Fund's  fundamental   investment
restrictions, the Tax-Free Intermediate Bond Fund may not:

     (1) With respect to seventy five percent (75%) of the value of its total assets, purchase the securities of any one issuer (except cash items and "Government securities" as defined under the 1940
            Act), if the purchase would cause the Fund to have more than 5% of the value of its total assets invested in the securities of such issuer or to own more than 10% of the outstanding voting securities of such issuer;

      (2) Borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) and may enter into reverse repurchase agreements in an aggregate amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of the Fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This restriction shall not prohibit deposits of assets to margin or guarantee positions in futures, options, swaps, or forward contracts, or the segregation of assets in connection with such contracts.

      (3)   Invest  more  than  25% of the  value  of its  total  assets  in any
            particular  industry  (other  than  municipal   securities  or  U.S.
            Government securities).

      (4)   Invest directly in real estate or interests in real estate; however,
            the  Tax-Free   Intermediate  Bond  Fund  may  own  debt  or  equity
            securities issued by companies engaged in those businesses.

      (5) Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the Tax-Free Intermediate Bond Fund from purchasing or selling options, futures, and forward contracts or from investing in securities or other instruments backed by physical commodities).

      (6) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements.)

      (7) Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Tax-Free Intermediate Bond Fund.


      In applying the industry concentration investment restrictions (no. 14 in the case of the Tax-Free Long-Term Bond Fund, and no. 3 in the case of the Tax-Free Intermediate Bond Fund), the Funds use ^ a modified S&P industry code classification schema which uses various sources to classify.


      Additional investment restrictions adopted by the Company on behalf of the INVESCO Tax-Free Intermediate Bond Fund and which may be changed by the directors, at their discretion, without shareholder approval, include the following:

      (1) The Tax-Free Intermediate Bond Fund's investments in warrants, valued at the lower of cost or market, may not exceed 5% of the value of its total assets. Included within that amount, but not to exceed 2% of the value of the Tax-Free Intermediate Bond Fund's total assets, may be warrants that are not listed on the New York, American, or other United States Securities exchanges. Warrants acquired by the Tax-Free Intermediate Bond Fund in units or attached to securities shall be deemed to be without value.

      (2) The Tax-Free Intermediate Bond Fund will not (i) enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate margin deposits on all outstanding futures contracts positions held by the Fund and premiums paid on outstanding options on futures contracts, after taking into account unrealized profits and losses, would exceed 5% of the market value of the total assets of the Fund, or (ii) enter into any futures contracts if the aggregate net amount of the Tax-Free Intermediate Bond Fund's commitments under outstanding futures contracts positions of the Tax-Free Intermediate Bond Fund would exceed the market value of the total assets of the Fund.

      (3) The Tax-Free Intermediate Bond Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in options and forward futures contracts are not deemed to constitute selling securities short.

      (4) The Tax-Free Intermediate Bond Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in options, futures, and forward contracts shall not be deemed to constitute purchasing securities on margin.

      (5)   The Tax-Free Intermediate Bond Fund does not currently intend to
            (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and
            (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger. If the Tax-Free Intermediate Bond Fund invests in a money market fund, the Tax-Free Intermediate Bond Fund's investment adviser will reduce its advisory fee by the amount of any investment advisory and administrative services fees paid to the investment manager of the money market fund.

      (6) The Tax-Free Intermediate Bond Fund may not mortgage or pledge any securities owned or held by the Fund in amounts that exceed, in the aggregate, 15% of the Fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements, to assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or to assets placed in a segregated account in connection with such contracts.

      (7) The Tax-Free Intermediate Bond Fund does not currently intend to invest directly in oil, gas, or other mineral development or exploration programs or leases; however, the Tax-Free Intermediate Bond Fund may own debt or equity securities of companies engaged in those businesses.

      (8) The Tax-Free Intermediate Bond Fund does not currently intend to purchase any illiquid securities or enter into a repurchase agreement if, as a result, more than 10% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or for which there is no readily available market. The board of directors, or the Tax-Free Intermediate Bond Fund's investment adviser acting pursuant to authority delegated by the board of directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, and that such securities are not subject to the foregoing limitation.

      (9) The Tax-Free Intermediate Bond Fund may not invest in companies for the purpose of exercising control or management, except to the extent that exercise by the Fund of its rights under agreements related to portfolio securities would be deemed to constitute such control.

      (10) The Tax-Free Intermediate Bond Fund may not invest more than 25% of the value of its total assets in any particular industry or industries, except municipal securities, or obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. (Industrial development bonds are grouped into an "industry" where the payment of principal and interest is the ultimate responsibility of companies within the same industry.)


      With respect to investment restriction (8) above, the board of directors has delegated to the Tax-Free Intermediate Bond Funds' investment adviser the authority to determine ^ whether a liquid market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule. Under guidelines established by the board of directors, the adviser will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security, (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).


      Under  the  Tax-Free   Long-Term   Bond  Fund's   fundamental   investment
restrictions, the Tax-Free Long-Term Bond Fund may not:

      (1)   issue preference shares or create any funded debt;

      (2)   sell short or buy on margin except as discussed in restriction (7);

      (3) mortgage, pledge or hypothecate its portfolio securities or borrow money, except from banks for temporary or emergency purposes (but not for investment) and then in an amount not exceeding 10% of the value of the Fund's net assets. The Fund will not purchase additional securities while any such borrowings exist;

      (4)   invest in the securities of any other investment  company except for
            a  purchase   or   acquisition   in   accordance   with  a  plan  of
            reorganization, merger or consolidation;

      (5) purchase securities (except obligations issued or guaranteed by the U.S. Government) if the purchase would cause the Fund, at the time, to have more than 5% of the value of its total assets invested in securities of any one issuer or to own more than 10% of the outstanding securities of any one issuer;

      (6) make loans to any person, except through the purchase of debt securities in accordance with the Fund's investment policies, or the lending of portfolio securities to broker-dealers or other institutional investors, or the entering into repurchase agreements with member banks of the Federal Reserve System, registered broker-dealers and registered government securities dealers. The aggregate value of all portfolio securities loaned may not exceed 33-1/3% of the Fund's net assets (taken at current value). No more than 10% of the Fund's net assets may be invested in repurchase agreements maturing in more than seven days;

      (7) buy or sell commodities or commodity contracts, oil, gas, or other mineral interest or exploration programs, or real estate or interests therein. However, the Fund may purchase municipal bonds or other permitted securities secured by real estate or which may represent indirect interests therein and may buy and sell options and futures contracts for the purpose of hedging the value of its securities portfolio, provided that the Fund will not enter into options or futures contracts for which the aggregate initial margins exceed 5% of the fair market value of the Fund's assets;

      (8) invest in any issuer for the purpose of exercising control or management;

      (9) purchase securities which have legal or contractual restrictions on resale or purchase securities for which, at the time of purchase, there is no readily available market;

      (10) engage in the underwriting of any securities of other issuers except to the extent that the purchase of municipal bonds or other permitted investments directly from the issuer thereof and the subsequent disposition of such investments may be deemed to be an underwriting;

      (11) purchase or retain securities of any issuer in which any officer or director of the Fund or its investment adviser beneficially owns more than 1/2 of 1% of the outstanding securities, or in which all of the officers and directors of the Company and its investment adviser, as a group, beneficially own more than 5% of such securities;

      (12) purchase equity securities or securities convertible into equity securities;

      (13) participate on a joint or a joint and several basis in any securities trading account or purchase warrants;

      (14) invest more than 25% of its total assets in any particular industry or industries, except municipal securities, or obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. (Industrial development bonds are grouped into an "industry" where the payment of principal and interest is the ultimate responsibility of companies within the same industry.)

      With the exception of restriction (7) above, the Tax-Free Long-Term Bond Fund has no fundamental policies as to the use of futures contracts.

THE FUNDS AND THEIR MANAGEMENT

      The Company. The Company was incorporated under the laws of Maryland on April 2, 1993. On November 1, 1993, the Tax-Free Long- Term Bond Fund of the Company assumed all the assets and liabilities of Financial Tax-Free Income Shares, Inc. ("FTFIS"), a Colorado corporation incorporated on April 22, 1981. All financial and other information about the Tax-Free Long-Term Bond Fund for periods prior to November 1, 1993, relates to FTFIS.


      The Investment Adviser. INVESCO Funds Group, Inc., a Delaware ^ corporation ("IFG") is employed as the Company's investment adviser. IFG was established in 1932 and also serves as an investment adviser to INVESCO Capital Appreciation Funds, Inc. (formerly INVESCO Dynamics Fund, Inc.), INVESCO Diversified Funds, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Fund, Inc., INVESCO Income Funds, Inc., INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Multiple Asset Funds, Inc., INVESCO Specialty Funds, Inc., INVESCO Strategic Portfolios, Inc., INVESCO Tax-Free Income Funds, Inc., INVESCO Value Trust and INVESCO Variable Investment Funds, Inc.

      The Sub-Adviser. IFG, as investment adviser, has contracted with INVESCO Trust Company ("INVESCO Trust") to provide investment advisory and research services to the Company. INVESCO Trust has the primary responsibility for providing portfolio investment management services to the Funds. INVESCO Trust, a trust company founded in 1969, is a wholly owned subsidiary of IFG.

     The Distributor. Effective September 30, 1997, INVESCO Distributors, Inc. ("IDI") became the Funds' distributor. IDI, established in 1997, is a registered broker-dealer that acts as distributor for all retail mutual funds advised by IFG. Prior to September 30, 1997, IFG served as the Funds' distributor.

      IFG, INVESCO Trust and IDI are indirect, wholly-owned subsidiaries ^ of AMVESCAP PLC, a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997 and to AMVESCAP PLC on May 8, 1997, as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group, Inc. that created one of the largest independent management businesses in the world with approximately ^ $177.5 billion in assets under management. IFG was established in 1932 and as of June 30, 1997, managed 14 mutual funds, consisting of ^ 46 separate portfolios, on behalf of over 857,000 shareholders. AMVESCAP PLC's North American subsidiaries include the following:

^



     --INVESCO   Capital   Management,   Inc.   of  Atlanta,   Georgia   manages
institutional investment portfolios, consisting primarily of discretionary employee benefit plans for corporations and state and local governments, and endowment funds. INVESCO Capital Management, Inc. is the sole shareholder of INVESCO Services, Inc., a registered broker-dealer whose primary business is the distribution of shares of two registered investment companies.

     --INVESCO Management & Research, Inc. of Boston, Massachusetts primarily manages pension and endowment accounts.

     --PRIMCO Capital Management, Inc. of Louisville, Kentucky specializes in managing stable return investments, principally on behalf of Section 401(k) retirement plans.

     --INVESCO Realty Advisors, Inc. of Dallas, Texas is responsible for providing advisory services in the U.S. real estate markets for pension plans and public pension funds, as well as endowment and foundation accounts.

     --A I M Advisors, Inc. of Houston, Texas provides investment advisory and administrative services for retail and institutional mutual funds.

      --A I M Capital Management, Inc. of Houston, Texas provides investment advisory services to individuals, corporations, pension plans and other private investment advisory accounts and also serves as a sub-adviser to certain retail and institutional mutual funds, one Canadian mutual fund and one portfolio of an open-end registered investment company that is offered to separate accounts of variable insurance companies.

     --A I M Distributors, Inc. and Fund Management Company of Houston, Texas are registered broker-dealers that act as the principal underwriters for retail and institutional mutual funds.

      The corporate headquarters of AMVESCAP PLC are located at 11 Devonshire Square, London, EC2M4YR, England.


^


      As indicated in the Funds' Prospectus, IFG and INVESCO Trust permit investment and other personnel to purchase and sell securities for their own accounts in accordance with a compliance policy governing personal investing by directors, officers and employees of IFG, INVESCO Trust and their North American affiliates. The policy requires officers, inside directors, investment and other personnel of IFG, INVESCO Trust and their North American affiliates to pre-clear all transactions in securities not otherwise exempt under the policy. Requests for trading authority will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the policy or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Funds.

      In addition to the pre-clearance requirement described above, the policy subjects officers, inside directors, investment and other personnel of IFG,
INVESCO Trust and their North American affiliates to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the policy. The provisions of this policy are administered by and subject to exceptions authorized by INVESCO or INVESCO Trust.

      Investment Advisory Agreement. IFG serves as investment adviser to each of the Funds pursuant to an investment advisory agreement dated February 28, 1997 (the "Agreement") with the Company which was approved by the board of directors on November 6, 1996, by a vote cast in person by a majority of the directors of the Company, including a majority of the directors who are not "interested persons" of the Company or IFG, at a meeting called for such purpose. Shareholders of each of the Funds approved the Agreement on January 31, 1997, for an initial term expiring February 28, 1999. Thereafter, this Agreement may be continued from year to year with respect to each Fund as long as such continuance is specifically approved at least annually by the board of directors of the Company, or by a vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of such Fund. Any such continuance also must be approved by a majority of the Company's directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Agreement may be terminated at any time without penalty by either party, or by a Fund with respect to that Fund, upon sixty (60) days' written notice and terminates automatically in the event of an assignment to the extent required by the 1940 Act and the Rules thereunder.


      The Agreement provides that IFG shall manage the investment portfolios of the Funds in conformity with each Fund's investment policies (either directly or by delegation to a sub-adviser which may be a company affiliated with IFG). Further, IFG shall perform all administrative, internal accounting (including computation of net asset value), clerical, statistical, secretarial and all other services necessary or incidental to the administration of the affairs of the Funds excluding, however, those services that are the subject of separate agreement between the Company and IFG or any affiliate thereof, including the distribution and sale of shares of the Funds and provision of transfer agency, dividend disbursing agency, and registrar services, and services furnished under an Administrative Services Agreement with IFG discussed below. Services provided under the Agreement include, but are not limited to: supplying the Company with officers, clerical staff and other employees, if any, who are necessary in connection with the Funds' operations; furnishing office space, facilities, equipment, and supplies; providing personnel and facilities required to respond to inquiries related to shareholder accounts; conducting periodic compliance reviews of the Funds' operations; preparation and review of required documents, reports and filings by IFG's in-house legal and accounting staff (including the prospectus, statement of additional information, proxy statements, shareholder reports, tax returns, reports to the SEC, and other corporate documents of the
Fund), except insofar as the assistance of independent accountants or attorneys is necessary or desirable; supplying basic telephone service and other utilities; and preparing and maintaining certain of the books and records required to be prepared and maintained by the Funds under the Investment Company Act of 1940. Expenses not assumed by ^ IFG are borne by the Funds.

      As full compensation for its advisory services to the Company, IFG is entitled to receive a monthly fee. The fee for the Tax-Free Intermediate Bond Fund is calculated daily at an annual rate of: 0.50% on the first $300 million of the Fund's average net assets; 0.40% on the next $200 million of the Fund's average net assets; and 0.30% on the Fund's average net assets greater than $500 million. For the fiscal years ended June 30, 1997, 1996 and 1995, the Tax-Free Intermediate Bond Fund paid ^ IFG advisory fees (prior to the voluntary absorption of certain Fund expenses by ^ IFG) of $23,630, $26,991 and $23,812, respectively. The fee for the Long- Term Bond Fund is calculated daily at an annual rate of: 0.55% on the first $300 million of the Fund's average net assets; 0.45% on the next $200 million of the Fund's average net assets; and 0.35% on the Fund's average net assets greater than $500 million. For the fiscal years ended June 30, 1997, 1996, and 1995, the Tax-Free Long-Term Bond Fund paid

IFG advisory fees (prior to the voluntary absorption of certain Fund expenses by IFG) of $1,275,473, $1,389,027 and $1,471,474, respectively.

      Sub-Advisory Agreement. INVESCO Trust serves as sub-adviser to each of the Funds pursuant to a sub-advisory agreement dated February 28, 1997 (the "Sub-Agreement") with IFG which was approved by the board of directors on November 6, 1996, by a vote cast in person by a majority of the directors of the Company, including a majority of the directors who are not "interested persons" of the Company, IFG, or INVESCO Trust at a meeting called for such purpose. Shareholders of each of the Funds approved the Sub- Advisory Agreement on January 31, 1997, for an initial term expiring February 28, 1999. Thereafter, the Sub-Agreement may be continued from year to year as to each Fund as long as each such continuance is specifically approved by the board of directors of the Company, or by a vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of such Fund. Each such continuance must also be approved by a majority of the directors who are not parties to the Sub-Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Sub-Agreement may be terminated at any time without penalty by either party or the Funds upon sixty (60) days' written notice, and terminates automatically in the event of an assignment to the extent required by the 1940 Act and the rules thereunder.


      The Sub-Agreement provides that INVESCO Trust, subject to the supervision of IFG and the Company's board of directors, shall manage the investment portfolios of each Fund in conformity with each Fund's investment policies. These management services would include: (a) managing the investment and reinvestment of all the assets, now or hereafter acquired, of each Fund, and executing all purchases and sales of portfolio securities; (b) maintaining a continuous investment program for the Funds, consistent with (i) each Fund's investment policies as set forth in the Company's Articles of Incorporation, Bylaws, and Registration Statement, as from time to time amended, under the 1940 Act and in any prospectus and/or statement of additional information of the Funds, as from time to time amended and in use under the Securities Act of 1933 (the "1933 Act"), as amended, and (ii) the Company's status as a regulated investment company under the Internal Revenue Code of 1986, as amended; (c) determining what securities are to be purchased or sold for each Fund, unless otherwise directed by the directors of the Company or IFG, and executing transactions accordingly; (d) providing the Funds the benefit of all of the investment analysis and research, the reviews of current economic conditions and trends, and the consideration of long-range investment policy now or hereafter generally available to investment advisory customers of the Sub-Adviser; (e) determining what portion of the Funds should be invested in the various types of securities authorized for purchase by each Fund; and (f) making recommendations as to the manner in which voting rights, rights to consent to Company action and any other rights pertaining to each Fund's portfolio securities shall be exercised.

      The Sub-Agreement provides that as compensation for its services, INVESCO Trust shall receive from IFG, at the end of each month, a fee based upon the average daily value of the Tax-Free Intermediate Bond Fund's average net assets at the following annual rates: ^ 0.25% on the Fund's average net assets up to $300 million, ^ 0.20% on the next $200 million of the Fund's average net assets and ^ 0.15% of the Fund's average net assets in excess of $500 million; and a fee based upon the average daily value of the Tax- Free Long-Term Bond Fund at the following annual rates: ^ 0.25% on the first $300 million of the Fund's average net assets^ and 0.20% on the Fund's average net assets^ in excess of ^ $200 million. The Sub-Advisory fee is paid by IFG, NOT the Funds.

      Administrative Services Agreement. IFG, either directly or through affiliated companies, provides certain administrative, sub-accounting, and recordkeeping services to the Funds pursuant to an Administrative Services Agreement dated February 28, 1997 (the "Administrative Agreement"). The Administrative Agreement was approved by the board of directors on November 6, 1996, by a vote cast in person by ^ a majority of the directors of the Company, including ^ a majority of the directors who are not "interested persons" of the Company or IFG at a meeting called for such purpose. The Administrative Agreement is for an initial term expiring February 28, 1998, and has been continued by action of the board of directors until May 15, 1998. The Administrative Agreement may be continued from year to year as long as such continuance is specifically approved by the board of directors of the Company, including a majority of the directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Administrative Agreement may be terminated at any time without penalty by IFG on sixty (60) days' written notice, or by the Company upon thirty
(30) days' written notice, and terminates automatically in the event of an assignment unless the Company's board of directors approves such assignment.


      The Administrative Agreement provides that IFG shall provide the following services to the Funds: (A) such sub-accounting and recordkeeping services and functions as are reasonably necessary for the operation of the Funds; and (B) such sub-accounting, recordkeeping, and administrative services and functions which may be provided by affiliates of IFG, as are reasonably necessary for the operation of a Fund's shareholder accounts maintained by certain retirement plans and employee benefit plans for the benefit of participants in such plans.

      As full compensation for services provided under the Administrative Agreement, each Fund pays a fee to IFG consisting of a base fee of $10,000 per year, plus an additional incremental fee computed daily and paid monthly at an annual rate of 0.015% per year of the average net assets of each Fund.

      During the fiscal years ended June 30, 1997, 1996 and 1995, the Tax-Free Intermediate Bond Fund paid ^ IFG administrative services fees (prior to the voluntary absorption of certain Fund expenses by IFG) in the amount of $10,709, $10,810 and $10,714, respectively. During the fiscal years ended June 30, 1997, 1996 and 1995, the Tax-Free Long-Term Bond Fund paid IFG administrative services fees (prior to the voluntary absorption of certain Fund expenses by IFG) in the amount of $44,786, $47,882 and $50,131, respectively.


      Transfer Agency Agreement. IFG also performs transfer agent, dividend disbursing agent, and registrar services for the Funds pursuant to a Transfer Agency Agreement dated February 28, 1997, which was approved by the board of directors of the Company, including a majority of the Company's directors who are not parties to the Transfer Agency Agreement or "interested persons" of any such party, on November 6, 1996, for an initial term expiring February 28, 1998 and has been extended by action of the board of directors until May 15, 1998. Thereafter, the Transfer Agency Agreement may be continued from year to year as long as such continuance is specifically approved at least annually by the board of directors of the Company, or by a vote of the holders of a majority of the outstanding shares of each of the Funds. Any such continuance also must be approved by a majority of the Company's directors who are not parties to the Transfer Agency Agreement or interested persons (as defined by the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Transfer Agency Agreement may be terminated at any time without penalty by either party upon sixty (60) days' written notice and terminates automatically in the event of assignment. Prior to March 8, 1991, transfer agency services were provided by INVESCO Trust Company, a wholly owned subsidiary of IFG.


     The Transfer Agency Agreement provides that each Fund shall pay to IFG a fee of $26.00 per shareholder account or, where applicable, per participant in an omnibus account ^. This fee is paid monthly at a rate of 1/12 of the annual fee and is based upon the actual number of shareholder accounts or omnibus account participants in existence at any time ^.

      For the fiscal years ended June 30, 1997, 1996 and 1995, the Tax-Free Intermediate Bond Fund paid ^ IFG transfer agency fees (prior to the voluntary absorption of certain Fund expenses by INVESCO) of $15,084, $14,234 and $12,446,respectively. For the fiscal years ended June 30, 1997, 1996 and 1995, the Tax-Free Long- Term Bond Fund paid ^ IFG transfer agency fees (prior to the voluntary absorption of certain Fund expenses by IFG) of $317,800, $324,030 and $390,390, respectively.


      Officers and Directors of the Company. The overall direction and supervision of the Company is the responsibility of the board of directors, which has the primary duty of seeing that the general investment policies and programs of each of the Funds are carried out and that the Funds' portfolios are properly administered. The officers of the Company, all of whom are officers and employees of, and are paid by, IFG, are responsible for the day-to-day administration of the Company and each of the Funds. The investment adviser for the Company has the primary responsibility for making investment decisions on behalf the Company. These investment decisions are reviewed by the investment committee of IFG.

      All of the officers and directors of the Company hold comparable positions with INVESCO Capital Appreciation Funds, Inc. (formerly, INVESCO Dynamics Fund, Inc.), INVESCO Diversified Funds, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Fund, Inc., INVESCO Income Funds, Inc., INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Multiple Asset Funds, Inc., INVESCO Specialty Funds, Inc., INVESCO Strategic Portfolios, Inc., INVESCO Tax-Free Income Funds, Inc., and INVESCO Variable Investment Funds, Inc. All of the directors of the Company also serve as trustees of INVESCO Value Trust. In addition, all of the directors of the Company, with the exception of Dan Hesser, serve as trustees of INVESCO Treasurer's Series Trust. All of the officers of the Company also hold comparable positions with INVESCO Value Trust. Set forth below is information with respect to each of the Company's officers and directors. Unless otherwise indicated, the address of the directors and officers is Post Office Box 173706, Denver, Colorado 80217-3706. Their affiliations represent their principal occupations during the past five years.


     CHARLES W. BRADY,*+** Chairman of the Board. Chief Executive Officer and Director of AMVESCAP PLC, London, England, and of various subsidiaries thereof. Chairman of the Board of INVESCO Treasurer's Series Trust. Address: 1315 Peachtree Street, NE, Atlanta, Georgia. Born: May 11, 1935.


     FRED A. DEERING,+# Vice Chairman of the Board. Vice Chairman of INVESCO Treasurer's Series Trust. Trustee of INVESCO Global Health Sciences Fund.
Formerly, Chairman of the Executive Committee and Chairman of the Board of Security Life of Denver Insurance Company, Denver, Colorado; Director of ING America Life Insurance Company, Urbaine Life Insurance Company and Midwestern United Life Insurance Company. Address: Security Life Center, 1290 Broadway, Denver, Colorado. Born: January 12, 1928.

     DAN J. HESSER,+* President, CEO and Director. Chairman of the Board, President, and Chief Executive Officer of INVESCO Funds Group, Inc. and INVESCO Distributors, Inc.; President and Director of INVESCO Trust Company; President and Chief Operating Officer of INVESCO Global Health Sciences Fund. Born:
December 27, 1939.

     VICTOR L. ANDREWS,** Director. Professor Emeritus, Chairman Emeritus and Chairman of the CFO Roundtable of the Department of Finance at Georgia State University, Atlanta, Georgia; President, Andrews Financial Associates, Inc.

(consulting firm); since October 1984, Director of the Center for the Study of Regulated Industry at Georgia State University; formerly, member of the faculties of the Harvard Business School and the Sloan School of Management of MIT. Dr. Andrews is also a director of the Southeastern Thrift and Bank Fund, Inc. and The Sheffield Funds, Inc. Address: 4625 Jettridge Drive, Atlanta, Georgia. Born: June 23, 1930.

     BOB R. BAKER,+** Director. President and Chief Executive Officer of AMC Cancer Research Center, Denver, Colorado, since January 1989; until mid-December 1988, Vice Chairman of the Board of First Columbia Financial Corporation (a financial institution), Englewood, Colorado. Formerly, Chairman of the Board and Chief Executive Officer of First Columbia Financial Corporation. Address: 1775 Sherman Street, #1000, Denver, Colorado. Born: August 7, 1936.

     LAWRENCE H. BUDNER,# Director. Trust Consultant; prior to June 30, 1987, Senior Vice President and Senior Trust Officer of InterFirst Bank, Dallas, Texas. Address: 7608 Glen Albens Circle, Dallas, Texas. Born: July 25, 1930.

     DANIEL D. CHABRIS,+# Director. Financial Consultant; Assistant Treasurer of Colt Industries Inc., New York, New York, from 1966 to 1988. Address: 19 Kingsbridge Way, Madison, Connecticut. Born: August 1, 1923.

     WENDY L. GRAMM, Ph.D.,** Director. Self-employed (since 1993); Professor of Economics and Public Administration, University of Texas at Arlington. Formerly, Chairman, Commodity Futures Trading Commission from 1988 to 1993, administrator for Information and Regulatory Affairs at the Office of Management and Budget from 1985 to 1988, Executive Director of the Presidential Task Force on Regulatory Relief and Director of the Federal Trade Commission's Bureau of
Economics. Dr. Gramm is also a director of the Chicago Mercantile Exchange, Enron Corporation, IBP, Inc., State Farm Insurance Company, State Farm Life Insurance Company, Kinetic Concepts, Inc., Independant Women's Forum, International Republic Institute, and the Republican Women's Federal Forum. Dr. Gramm is also a member of the Board of Visitors, College of Business Administration, University of Iowa, and a member of the Board of Visitors, Center for Study of Public Choice, George Mason University. Address: 4201 Yuma Street, N.W., Washington, D.C. Born: January 10, 1945.


     HUBERT L. HARRIS, Jr.,* Director. ^ Chairman (since May 1996) and President (January 1990 to May 1996) of INVESCO Services, Inc.^; Chief Executive Officer of INVESCO Individual Services Group. Member of the Executive Committee of the Alumni Board of Trustees of Georgia Institute of Technology. Address: 1315 Peachtree Street, NE, Atlanta, Georgia. Born: July 15, 1943.

     KENNETH T. KING,^# Director. Formerly, Chairman of the Board of The Capitol Life Insurance Company, Providence Washington Insurance Company, and Director of numerous subsidiaries thereof in the U.S. Formerly, Chairman of the Board of The Providence Capitol Companies in the United Kingdom and Guernsey. Chairman of the Board of the Symbion Corporation (a high technology company) until 1987.
Address:  4080 North Circulo  Manzanillo,  Tucson,  Arizona.  Born: November 16,
1925.


     JOHN W. MCINTYRE,# Director. Retired. Formerly, Vice Chairman of the Board of Directors of the Citizens and Southern Corporation and Chairman of the Board and Chief Executive Officer of the Citizens and Southern Georgia Corporation and Citizens and Southern National Bank. Director of Golden Poultry Co., Inc. Trustee of INVESCO Global Health Sciences Fund and Gables Residential Trust.
Address: 7 Piedmont Center, Suite 100, Atlanta, Georgia 30305. Born: September 14, 1930.


     LARRY SOLL,  Ph.D.,**  Director.  Formerly,  Chairman of the Board (1987 to
1994), Chief Executive Officer (1982 to 1989 and 1993 to 1994) and President (1982 to 1989) of Synergen Corp. Director of Synergen since incorporation in 1982. Director of ISD Pharmaceuticals, Inc., Trustee of INVESCO Global Health Sciences Fund. Address: 345 Poorman Road, Boulder, Colorado. Born:
April 26, 1942.



     GLEN A. PAYNE, Secretary. Senior Vice President (since 1995), General Counsel and Secretary of INVESCO Funds Group, Inc. ^ and INVESCO Trust Company (since ^ 1989) and of INVESCO Distributors, Inc. (since 1997); Vice President (May 1989 to April 1995)^ of INVESCO Funds Group, Inc.; formerly, employee of a U.S. regulatory agency, Washington, D.C., (June 1973 through May 1989). Born:
September 25, 1947.


     RONALD L. GROOMS, Treasurer. Senior Vice President and Treasurer of INVESCO Funds Group, Inc. and INVESCO Trust Company (since 1988). Senior Vice President and Treasurer of INVESCO Distributors, Inc. (since 1997). Born: October 1, 1946.

     WILLIAM J. GALVIN, JR., Assistant Secretary. Senior Vice President of INVESCO Funds Group, Inc. (since 1995) and of INVESCO Distributors, Inc. (since
1997) and Trust Officer of INVESCO Trust Company since July 1995 and formerly (August 1992 to July 1995) Vice President of INVESCO Funds Group, Inc. and trust officer of INVESCO Trust Company. Formerly,Vice President of 440 Financial Group from June 1990 to August 1992; Assistant Vice President of Putnam Companies from November 1986 to June 1990. Born: August 21, 1956.


     ALAN I. WATSON, Assistant Secretary. Vice President of INVESCO Funds Group, Inc. (since 1984) ^ and Trust Officer of INVESCO Trust Company. Born: September 14, 1941.

     JUDY P. WIESE, Assistant Treasurer. Vice President of INVESCO Funds Group, Inc. (since 1984) and of INVESCO Distributors, Inc. (since 1997) and Trust Officer of INVESCO Trust Company. Born: February 3, 1948.

      #Member of the audit committee of the Company.

      +Member of the executive committee of the Company. On occasion, the executive committee acts upon the current and ordinary business of the Company between meetings of the board of directors. Except for certain powers which, under applicable law, may only be exercised by the full board of directors, the executive committee may exercise all powers and authority of the board of directors in the management of the business of the Company. All decisions are subsequently submitted for ratification by the board of directors.

     *These directors are "interested persons" of the Company as defined in the 1940 Act.

      **Member of the management liaison committee of the Company.

      As of August 13, 1997, officers and directors of the Company, as a group, beneficially owned less than 1% of the Funds' outstanding shares.

Director Compensation


      The following table sets forth, for the fiscal year ended June 30, 1997: the compensation paid by the Company to its ^ independent directors for services rendered in their capacities as directors of the Company; the benefits accrued as Company expenses with respect to the Defined Benefit Deferred Compensation Plan discussed below; and the estimated annual benefits to be received by these directors upon retirement as a result of their service to the Company. In addition, the table sets forth the total compensation paid by all of the mutual funds distributed by INVESCO Distributors, Inc. (including the Company), INVESCO Advisor Funds, Inc., INVESCO Treasurer's Series Trust and INVESCO Global Health Sciences Fund (collectively, the "INVESCO Complex") to these directors for services rendered in their capacities as directors or trustees during the year ended December 31, 1996. As of December 31, 1996, there were 49 funds in the INVESCO Complex. Dr. Soll became an independent director of the Company effective May 15, 1997. Dr. Gramm became an independant director of the Company effective July 29, 1997 and is not included in the table below.

                                                                         Total
                                                                     Compensa-
                                        Benefits      Estimated      tion From
                        Aggregate     Accrued As         Annual        INVESCO
                        Compensa-        Part of       Benefits        Complex
                        tion From        Company           Upon        Paid To
                        Company(1)   Expenses(2)   Retirement(3)   Directors(1)

Fred A.Deering,            $2,719           $474           $462        $98,850
Vice Chairman of
  the Board

Victor L. Andrews           2,678            448            535         84,350

Bob R. Baker                2,720            400            717         84,850

Lawrence H. Budner          2,639            448            535         80,350

Daniel D. Chabris           2,685            512            380         84,850

A. D. Frazier, Jr.(4)       1,247              0              0         81,500

Kenneth T. King             2,478            493            419         71,350

John W. McIntyre            2,616              0              0         90,350

Larry Soll                    571              0              0         17,500
                                                                      --------

Total                     $20,353         $2,775         $3,048       $693,950

% of Net Assets        0.0090%(5)      0.0012%(5)                    0.0045%(6)


     (1)The vice chairman of the board, the chairmen of the audit, management liaison and compensation committees, and the members of the executive and valuation committees, and the members of specially approved task forces of the board of directors each receive compensation for serving in such capacities in addition to the compensation paid to all independent directors.


     (2)Represents benefits accrued with respect to the Defined Benefit Deferred Compensation Plan discussed below, and not compensation deferred at the election of the directors.


     (3)These figures represent the Company's share of the estimated annual benefits payable by the INVESCO Complex (excluding the INVESCO Global Health Sciences Fund which does not participate in any retirement plan) upon the directors' retirement, calculated using the current method of allocating director compensation among the funds in the INVESCO Complex. These estimated benefits assume retirement at age 72 and that the basic retainer payable to the directors will be adjusted periodically for inflation, for increases in the number of funds in the INVESCO Complex, and for other reasons during the period in which retirement benefits are accrued on behalf of the respective directors. This results in lower estimated benefits for directors who are closer to retirement and higher estimated benefits for directors who are further from retirement. With the exception of Messrs. Frazier and McIntyre and Drs. Soll and Gramm, each of these directors has served as a director of one or more of the funds in the INVESCO Complex for the minimum five-year period required to be eligible to participate in the Defined Benefit Deferred Compensation Plan.



     (4)Effective February 28, 1997, Mr. Frazier resigned as a director of the Company. Effective November 1, 1996, Mr. Frazier was employed by INVESCO PLC, (the predecessor to AMVESCAP PLC), a company affiliated with IFG^ and did not receive any director's fees or other compensation from the Company or other funds in the INVESCO Complex for his service as a director.


     (5)Totals as a percentage of the Company's net assets as of June 30, 1997.

     (6)Total as a percentage of the net assets of the INVESCO Complex as of December 31, 1996.


      Messrs. Brady, Harris, and Hesser, as "interested persons" of the Company and other funds in the INVESCO Complex, receive compensation as officers or employees of ^ IFG or its affiliated companies, and do not receive any director's fees or other compensation from the Company or other funds in the INVESCO Complex for their services as directors.


      The boards of directors/trustees of the mutual funds managed by IFG and INVESCO Treasurer's Series Trust have adopted a Defined Benefit Deferred Compensation Plan for the non-interested directors and trustees of the funds. Under this plan, each director or trustee who is not an interested person of the funds (as defined in the 1940 Act) and who has served for at least five years (a "qualified director") is entitled to receive, upon retiring from the boards at the retirement age of 72 (or the retirement age of 73 to 74, if the retirement date is extended by the boards for one or two years, but less than three years) continuation of payment for one year (the "first year retirement benefit") of the annual basic retainer payable by the funds to the qualified director at the time of his retirement (the "basic retainer"). Commencing with any such director's second year of retirement, and commencing with the first year of retirement of a director whose retirement has been extended by the board for three years, a qualified director shall receive quarterly payments at an annual rate equal to 40% of the basic retainer. These payments will continue for the remainder of the qualified director's life or ten years, whichever is longer (the "reduced retainer payments"). If a qualified director dies or becomes disabled after age 72 and before age 74 while still a director of the funds, the first year retirement benefit and the reduced retainer payments will be made to him or to his beneficiary or estate. If a qualified director becomes disabled or dies either prior to age 72 or during his/her 74th year while still a director of the funds, the director will not be entitled to receive the first year retirement benefit; however, the reduced retainer payments will be made to his beneficiary or estate. The plan is administered by a committee of three directors who are also participants in the plan and one director who is not a plan participant. The cost of the plan will be allocated among the IFG and Treasurer's Series Trust funds in a manner determined to be fair and equitable by the committee. The Company is not making any payments to directors under the plan as of the date of this Statement of Additional Information. The Company has no stock options or other pension or retirement plans for management or other personnel and pays no salary or compensation to any of its officers.


      The Company has an audit committee ^ that is comprised of five of the directors who are not interested persons of the Company. The committee meets periodically with the Company's independent accountants and officers to review accounting principles used by the Company, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters.


      The Company also has a management liaison committee which meets quarterly with various management personnel of IFG in order (a) to facilitate better understanding of management and operations of the Company, and (b) to review legal and operational matters which have been assigned to the committee by the board of directors, in furtherance of the board of directors' overall duty of supervision.

HOW SHARES CAN BE PURCHASED


      ^ Shares of the Funds are sold on a continuous basis at the net asset value per share of the Fund next calculated after receipt of a purchase order in good form. The net asset value per share is computed once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange, but may also be computed at other times. See "How Shares Are Valued." IDI acts as the Funds' Distributor under a distribution agreement with the Company under which it receives no compensation and bears all expenses, including the cost of printing and distributing prospectuses, incident to marketing of a Fund's shares, except for such distribution expenses which are paid out of a Fund's assets under the Company's Plan of Distribution which has been adopted by the Company pursuant Rule 12b-1 under the 1940 Act.

      Distribution Plan. As described in the section of the Funds' Prospectus entitled "How To Buy Shares - Distribution Expenses," the Company has adopted a Plan and Agreement of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, which was implemented on November 1, 1990. The initial Plan was approved on April 21, 1993, at a meeting called for such purpose by a majority of the directors of the Company, including a majority of the directors who neither are "interested persons" of the Company nor have any financial interest in the operation of the Plan ("12b-1 directors"). This Plan was approved by IFG on November 26, 1993, as the then sole shareholder of the Tax-Free Intermediate Bond Fund. Pursuant to authorization granted by the public shareholders of FTFIS on May 24, 1993 FTFIS, as the initial shareholder of the Tax-Free Long-Term Bond Fund, approved the Agreement on October 27, 1993 for an initial term expiring April 30, 1994. The board of directors, on February 4, 1997, approved amending the Plan to a compensation type 12b-1 plan. This amendment of the Plan did not result in increasing the amount of the Funds' payments thereunder. The Plan was continued by action of the board of directors until May 15, 1998. Pursuant to authorization granted by the Company's board of directors on September 2, 1997, a new Plan became effective on September 29, 1997, under which IDI has assumed all obligations related to distribution that previously were performed by IFG.

      The Plan provides that the Funds may make monthly payments to IDI of amounts computed at an annual rate no greater than 0.25% of each Fund's average net assets to permit IDI, at its discretion, to engage in certain activities and provide services in connection with the distribution of a Fund's shares to investors. Payment amounts by a Fund under the Plan, for any month, may be made to compensate IDI for permissible activities engaged in and services provided by IDI during the rolling 12-month period in which that month falls. For the fiscal year ended June 30, 1997 the Tax-Free Intermediate Bond Fund and Tax-Free Long-Term Bond Fund made payments to IFG (the predecessor of IDI^ as distributor of shares of the Funds) under the 12b-1 Plan (prior to the voluntary absorption of certain Fund expenses by IFG) in the amount of $11,861 and $893,896, respectively. In addition, as of June 30, 1997, $906 and $43,979 of additional distribution accruals had been incurred under the Plan for the Tax-Free Intermediate Bond Fund and Tax-Free Long-Term Bond Fund, respectively, and will be paid to IDI during the fiscal year ended June 30, 1998. As noted in the Prospectus, one type of ^ expenditure permitted by the Plan is the payment of compensation to securities companies, and other financial institutions and organizations, which may include IDI- affiliated companies, in order to obtain various distribution-related and/or administrative services for the Funds. Each Fund is authorized by the Plan to use its assets to finance the payments made to obtain those services. Payments will be made by IDI to broker-dealers who sell shares of a Fund and may be made to banks, savings and loan associations and other depository institutions. Although the Glass-Steagall Act limits the ability of certain banks to act as underwriters of mutual fund shares, the Company does not believe that these limitations would affect the ability of such banks to enter into arrangements with IDI, but can give no assurance in this regard. However, to the extent it is determined otherwise in the future, arrangements with banks might have to be modified or terminated, and, in that case, the size of one or more of the Funds possibly could decrease to the extent that the banks would no longer invest customer assets in a particular Fund. Neither the Company nor its investment adviser will give any preference to banks or other depository institutions which enter into such arrangements when selecting investments to be made by each Fund.


      For the fiscal year ended June 30, 1997, allocations of 12b-1 amounts paid by the Tax-Free Intermediate Bond Fund for the following categories of expenses were: advertising -- $1,700; sales literature, printing and postage -- $3,705; direct mail -- $977; public relations/promotion -- $554; compensation to securities dealers and other organizations -- $915; marketing personnel -- $4,010. For the fiscal year ended June 30, 1997 allocation of 12b-1 amounts paid by the Tax-Free Long-Term Bond Fund for the following categories of expenses were: advertising--$91,179; sales literature, printing and postage--$265,208; direct mail--$52,633; public relations/promotion--$28,969; compensation to
securities    dealers  and  other organizations--$212,727;   marketing
personnel--$243,180.

      The nature and scope of services which are provided by securities dealers and other organizations may vary by dealer but include, among other things, processing new stockholder account applications, preparing and transmitting to the Company's Transfer Agent computer-processable tapes of each Fund's transactions by customers, serving as the primary source of information to customers in answering questions concerning each Fund, and assisting in other customer transactions with each Fund.


^


      The Plan provides that it shall continue in effect with respect to each Fund for so long as such continuance is approved at least annually by the vote of the board of directors of the Company cast in person at a meeting called for the purpose of voting on such continuance. The Plan can also be terminated at any time with respect to any Fund, without penalty, if a majority of the 12b-1 directors, or shareholders of such Fund, vote to terminate the Plan. The Company may, in its absolute discretion, suspend, discontinue or limit the offering of its shares of any Fund at any time. In determining whether any such action should be taken, the board of directors intends to consider all relevant factors including, without limitation, the size of a particular Fund, the investment climate for any particular Fund, general market conditions, and the volume of sales and redemptions of a Fund's shares. The Plan may continue in effect and payments may be made under the Plan following any such temporary suspension or limitation of the offering of a Fund's shares; however, neither Fund is contractually obligated to continue the Plan for any particular period of time. Suspension of the offering of a Fund's shares would not, of course, affect a shareholder's ability to redeem his or her shares. So long as the Plan is in effect, the selection and nomination of persons to serve as independent directors of the Company shall be committed to the independent directors then in office at the time of such selection or nomination. The Plan may not be amended to increase materially the amount of any Fund's payments thereunder without approval of the shareholders of that Fund, and all material amendments to the Plan must be approved by the board of directors of the Company, including a majority of the 12b-1 directors. Under the agreement implementing the Plan, IDI or the Funds, the latter by vote of a majority of the 12b-1 directors, or of the holders of a majority of a Fund's outstanding voting securities, may terminate such agreement as to that Fund without penalty upon 30 days' written notice to the other party. No further payments will be made by a Fund under the Plan in the event of its termination as to that Fund.

      To the extent that the Plan constitutes a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, it shall remain in effect as such, so as to authorize the use of each Fund's assets in the amounts and for the purposes set forth therein, notwithstanding the occurrence of an assignment, as defined by the 1940 Act, and rules thereunder. To the extent it constitutes an agreement pursuant to a plan, each Fund's obligation to make payments to IDI shall terminate automatically, in the event of such "assignment," in which case the Funds may continue to make payments pursuant to the Plan to IDI or another organization only upon the approval of new arrangements, which may or may not be with IDI, regarding the use of the amounts authorized to be paid by it under the Plan, by the directors, including a majority of the 12b-1 directors, by a vote cast in person at a meeting called for such purpose.

      Information regarding the services rendered under the Plan and the amounts paid therefor by the Funds are provided to, and reviewed by, the directors on a quarterly basis. On an annual basis, the directors consider the continued appropriateness of the Plan and the level of compensation provided therein.


      The only  directors  or  interested  persons,  as that term is  defined in
Section 2(a)(19) of the 1940 Act, of the Company who have a direct or indirect financial interest in the operation of the Plan are the officers and directors of the Company listed herein under the section entitled "The Funds And Their Management-- Officers and Directors of the Company" who are also officers either of ^ IDI or companies affiliated with ^ IDI. The benefits which the Company believes will be reasonably likely to flow to it and its shareholders under the Plan include the following:


      (1) Enhanced marketing efforts, if successful, should result in an increase in net assets through the sale of additional shares and afford greater resources with which to pursue the investment objectives of the Funds;

      (2) The sale of additional shares reduces the likelihood that redemption of shares will require the liquidation of securities of the Funds in amounts and at times that are disadvantageous for investment purposes;

      (3) The positive effect which increased Fund assets will have on its revenues could allow IDI and its affiliated companies:

            (a) To have greater resources to make the financial commitments necessary to improve the quality and level of each Fund's shareholder services (in both systems and personnel),

            (b) To increase the number and type of mutual funds available to investors from IDI and its affiliated companies (and support them in their infancy), and thereby expand the investment choices available to all shareholders, and

            (c) To acquire and retain talented employees who desire to be associated with a growing organization; and

      (4) Increased Fund assets may result in reducing each investor's share of certain expenses through economies of scale (e.g. exceeding established breakpoints in the advisory fee schedule and allocating fixed expenses over a larger asset base), thereby partially offsetting the costs of the Plan.

HOW SHARES ARE VALUED

      As described in the section of the Funds' Prospectus entitled "How To Buy Shares," the net asset value of shares of each Fund is computed once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange (generally 4:00 p.m., New York time) and applies to purchase and redemption orders received prior to that time. Net asset value per share is also computed on any other day in which there is a sufficient degree of trading in the securities held by a Fund that the current net asset value per share might be materially affected by changes in the value of the securities held, but only if on such day that Fund receives a request to purchase or redeem shares. Net asset value per share is not calculated on days the New York Stock Exchange is closed, such as federal holidays including New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. The net asset value per share of a Fund is calculated by dividing the value of all securities held by that Fund plus other assets (including interest accrued but not collected), less that Fund's liabilities (including accrued expenses, but excluding capital and surplus), by the number of shares outstanding of the Fund.

      The Funds value municipal securities (including commitments to purchase such securities on a when-issued basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. The Company's directors have approved the use of these pricing procedures and will continue to evaluate their appropriateness as necessary. Under these procedures, the last quoted sale price is used to value municipal securities where trades have occurred on the valuation date. In addition, where trades may not have occurred but where reliable market quotations are readily available for an issue of municipal securities held by the Funds, such securities are valued at the bid price on the basis of such quotations. Non tax-exempt securities for which market quotations are readily available are valued on a consistent basis at market value based upon such quotations; any securities for which market quotations are not readily available and other assets will be valued at fair value as determined in good faith using methods prescribed by the Company's board of directors (presently, "matrix pricing" as provided by the pricing service). Prior to utilizing a pricing service, the Company's board of directors will review the methods used by such service to assure itself that securities will be valued at their fair values. The Company's board of directors also periodically monitors the methods used by such pricing services. Absent unusual circumstances, short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost.

FUND PERFORMANCE

      As discussed in the section of the Funds' Prospectus entitled "Fund Price and Performance," the Funds advertise their total return performance and yield. The total return performance for the Tax-Free Intermediate Bond Fund for the one-year period ended June 30, 1997 and the period December 1, 1993 (commencement of operations of the Fund) to June 30, 1997 (life of the Fund) was 5.96% and 4.00%, respectively. Average annual total return performance for the Tax-Free Long-Term Bond Fund for the one-, five- and ten-year periods ended June 30, 1997 was 7.05%, 6.24% and 8.19%, respectively. Average annual total return performance for each of the periods indicated was computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                              P(1 + T)exponent n = ERV

where:  P = initial payment of $1000
        T = average annual total return
        n = number of years
      ERV = ending redeemable value of initial payment

      The average annual total return performance figures shown above were determined by solving the above formula for "T" for each time period indicated.

      The 30-day compounded yield at June 30, 1997, for the Tax-Free Intermediate Bond Fund of 3.94% and for the Tax-Free Long-Term Bond Fund of 4.64%, was determined by computing the yield of each obligation held by the respective Fund, based on market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price plus actual accrued interest. The resultant yield is divided by 360 and multiplied by the market value of the obligation (including actual accrued interest), and the result is multiplied by the number of days in the subsequent month that the obligation is held by the Fund (assuming each month has 30 days).

      The yield of each security is determined as follows;

      1) For obligations issued without original issue discount (OID) and having a current market premium, yield to maturity (or yield to call if applicable) is used.

      2) For obligations issued without OID and having a current market discount, coupon rate is used.

      3) For obligations issued with OID, trading at a discount to the remaining portion of OID, yield to maturity, based on the OID calculation at issue date, is used.

      4) For obligations issued with OID, trading at a premium to the remaining portion of OID, yield to maturity is used.

      Current yield will fluctuate from day to day and is not necessarily representative of future results. A shareholder should remember that yield is a function of the kind and quality of the instruments in each Fund's portfolio, portfolio maturity and operating expenses. A number of factors should be taken into account before using yield information as a basis for comparison with alternative investments. An investment in a Fund is not insured and its yield is not guaranteed.

      Any tax equivalent yield quotation of a Fund will be calculated as follows: If the entire current yield quotation for such period is tax-exempt, the tax equivalent yield will be the current yield quotation divided by one minus a stated income tax rate or rates. If a portion of the current yield quotation is not tax-exempt, the tax equivalent yield will be the sum of (a) that portion of the yield which is tax-exempt divided by 1 minus a stated income tax rate or rates and (b) the portion of the yield which is not tax-exempt. The tax equivalent yield of the Tax-Free Intermediate Bond Fund as of June 30, 1997 was 4.64% at the 15% tax bracket, 5.47% at the 28% tax bracket, and 5.88% at the 33% tax bracket. The tax equivalent yield of the Tax-Free Long-Term Bond Fund as of June 30, 1997, was 5.46% at the 15% tax bracket, 6.44% at the 28% tax bracket, and 6.93% at the 33% tax bracket.

      In conjunction with performance reports, comparative data between each Fund's performance for a given period and other types of investment vehicles, including certificates of deposit, may be provided to prospective investors and shareholders.

      In conjunction with performance reports and/or analyses of shareholder service for the Funds, comparative data between a Fund's performance for a given period and recognized indices of investment results for the same period, and/or assessments of the quality of shareholder service, may be provided to shareholders. Such indices include indices provided by Dow Jones & Company, Standard & Poor's, Lipper Analytical Services, Inc., Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company,

Value Line Investment Survey, the American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times Stock Exchange, the New York Stock Exchange, the Nikkei Stock Average and Deutcher Aktienindex, all of which are unmanaged market indicators. In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service made by independent sources may be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials or articles about the Funds. These sources utilize information compiled (i) internally; (ii) by Lipper Analytical Services, Inc.; or (iii) by other recognized analytical services. The Lipper Analytical Services, Inc. mutual fund rankings and comparisons which may be used by the Tax-Free Long-Term Bond Fund and the Tax-Free Intermediate Bond Fund in performance reports will be drawn from the General Municipal Bond Funds and Intermediate Municipal Debt Funds mutual fund groupings, respectively, in addition to the broad-based Lipper general fund groupings. Sources for Fund performance information and articles about the Funds include, but are not limited to, the following:

      American Association of Individual Investors' Journal
      Banxquote
      Barron's
      Business Week
      CDA Investment Technologies
      CNBC
      CNN
      Consumer Digest
      Financial Times
      Financial World
      Forbes
      Fortune
      Ibbotson Associates, Inc.
      Institutional Investor
      Investment Company Data, Inc.
      Investor's Business Daily
      Kiplinger's Personal Finance
      Lipper Analytical Services, Inc.'s Mutual Fund Performance
      Analysis
      Money
      Morningstar
      Mutual Fund Forecaster
      No-Load Analyst
      No-Load Fund X
      Personal Investor
      Smart Money
      The New York Times
      The No-Load Fund Investor
      U.S. News and World Report
      United Mutual Fund Selector

      USA Today
      Wall Street Journal
      Wiesenberger Investment Companies Services
      Working Woman
      Worth

SERVICES PROVIDED BY THE FUNDS

      Periodic Withdrawal Plan. As described in the section of the Funds' Prospectus entitled "How To Sell Shares," each Fund offers a Periodic Withdrawal Plan. All dividends and distributions on shares owned by shareholders participating in this Plan are reinvested in additional shares. Because withdrawal payments represent the proceeds from sales of shares, the amount of shareholders' investments in a particular Fund will be reduced to the extent that withdrawal payments exceed dividends and other distributions paid and reinvested. Any gain or loss on such redemptions must be reported for tax purposes. In each case, shares will be redeemed at the close of business on or about the 20th day of each month preceding payment, and payments will be mailed within five business days thereafter.

      The Periodic Withdrawal Plan involves the use of principal and is not a guaranteed annuity. Payments under such Plan do not represent income or a return on investment.

      Participation in the Periodic Withdrawal Plan may be terminated at any time by sending a written request to IFG. Upon termination, all future dividends and capital gain distributions will be reinvested in additional shares unless a shareholder requests otherwise.


      Exchange ^ Policy. As discussed in the section of the Funds' Prospectus entitled "How To Buy Shares - Exchange ^ Policy," each Fund offers shareholders the ^ ability to exchange shares of a Fund for shares of another fund or for shares of certain other no-load mutual funds advised by IFG. Exchange requests may be made by telephone or by written request to INVESCO Funds Group, Inc. using the telephone number or address on the cover of this Statement of Additional Information. Exchanges made by telephone must be in an amount of at least $250, if the exchange is being made into an existing account of one of the INVESCO funds. All exchanges that establish a new account must meet the fund's applicable minimum initial investment requirements. Written exchange requests into an existing account have no minimum requirements other than the fund's applicable minimum subsequent investment requirements. Any gain or loss realized on an exchange is recognized for federal income tax purposes. This privilege is not an option or right to purchase securities, but is a revocable privilege permitted under the present policies of each of the funds and is not available in any state or other jurisdiction where the shares of the mutual fund into which transfer is to be made are not qualified for sale, or when the net asset value of the shares presented for exchange is less than the minimum dollar purchase required by the appropriate prospectus.

HOW TO REDEEM SHARES

      Normally, payment for shares redeemed will be mailed within seven (7) days following receipt of the required documents as described in the section of the Funds' Prospectus entitled "How To Sell Shares." The right of redemption may be suspended and payment postponed when: (a) the New York Stock Exchange is closed for other than customary weekends and holidays; (b) trading on that exchange is restricted; (c) an emergency exists as a result of which disposal by the Funds of securities owned by it is not reasonably practicable, or it is not reasonably practicable for a Fund fairly to determine the value of its net assets; or (d) the SEC by order so permits.

      It is possible that in the future conditions may exist which would, in the opinion of the Company's investment adviser, make it undesirable for a Fund to pay for redeemed shares in cash. In such cases, the investment adviser may authorize payment to be made in portfolio securities or other property of the Funds. However, the Company is obligated under the 1940 Act to redeem for cash all shares of a Fund presented for redemption by any one shareholder having a value up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are selected entirely by the investment adviser based on what is in the best interests of a Fund and its shareholders, and are valued at the value assigned to them in computing each Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of the securities.

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, AND TAXES

      Each Fund intends to continue to conduct its business and satisfy the applicable diversification of assets and source of income and distribution requirements to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Each Fund so qualified in the fiscal year ended June 30, 1997, and each Fund intends to continue to qualify during its current fiscal year. As a result, it is anticipated that each Fund will pay no federal income or excise taxes and will be accorded conduit or "pass through" treatment for federal income tax purposes.

      Each Fund intends to qualify to pay "exempt-interest dividends" to its shareholders. Each Fund will so qualify if at least 50% of its total assets are invested in municipal securities at the close of each quarter of the Company's fiscal year. The exempt interest portion of the income dividend which is payable monthly may be based on the ratio of a Fund's tax-exempt income to taxable income for the entire taxable year. In such case, the ratio would be determined and reported to shareholders after the close of each taxable year. Thus, the exempt-interest portion of any particular dividend may be based upon the tax-exempt portion of all distributions for the taxable year, rather than upon the tax-exempt portion of that particular dividend. Exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Although these dividends generally may be subject to state and local income taxes, the laws of the several states and local taxing authorities vary with respect to the taxation of exempt-interest dividends, taxable dividends and distributions of capital gains.

      A corporation includes exempt-interest dividends in calculating its alternative taxable income in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.

      Any loss realized on the redemption of shares in the Funds that have been held by the shareholder for six months or less is not deductible to the extent of the amount of any exempt-interest dividend paid with respect to such shares and the balance of the loss is treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

      Entries or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds or industrial development bonds should consult their tax advisers before purchasing shares of a Fund because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of such bonds.

      Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as a Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from a Fund still are tax-exempt to the extent described above, they are only included in the calculation of whether a recipient's income exceeds the established amounts.

      IFG may provide shareholders of the Funds with information concerning the average cost basis of their shares in order to help them prepare their tax returns. This information is intended as a convenience to shareholders and will not be reported to the Internal Revenue Service (the "IRS"). The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The cost basis information provided by IFG will be computed using the single-category average cost method, although neither IFG nor the Company recommends any particular method of determining cost basis. Other methods may result in different tax consequences. If a shareholder has reported gains or losses with respect to shares of a Fund in past years, the shareholder must continue to use the method previously used, unless the shareholder applies to the IRS for permission to change the method.

      Shareholders should consult their own tax advisers regarding specific questions as to federal, state and local taxes. Qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended for income tax purposes does not entail government supervision of management or investment policies.

INVESTMENT PRACTICES

      Portfolio Turnover. There are no fixed limitations regarding the Funds' portfolio turnover. Since the Tax-Free Long-Term Bond Fund started business, the rate of portfolio turnover has fluctuated under constantly changing economic conditions and market circumstances. During the fiscal years ended June 30, 1997, 1996 and 1995, the Tax-Free Long-Term Bond Fund's portfolio turnover rates were 123%, 146% and 99%, respectively. For the fiscal years ended June 30, 1997, 1996 and 1995, the Tax-Free Intermediate Bond Fund's portfolio turnover rates were 41%, 49% and 23%, respectively. The higher portfolio turnover rate for the Tax-Free Long-Term Bond Fund during the fiscal year ended June 30, 1996, was primarily the result of a restructuring of the Fund's portfolio to extend duration, increase call protection and increase overall credit quality. Securities initially satisfying the basic policies and objectives of a Fund may be disposed of when they are no longer suitable. In computing the portfolio turnover rate, all investments with maturities or expiration dates at the time of acquisition of one year or less, were excluded. Subject to this exclusion, the turnover rate is calculated by dividing (A) the lesser of purchases or sales of portfolio securities for the fiscal year by (B) the monthly average of the value of portfolio securities owned by each Fund during the fiscal year. Prior to 1985, all investments in U.S. government securities were excluded in computing the portfolio turnover rate.


      Placement of Portfolio Brokerage. Either IFG, as the Company's investment adviser, or INVESCO Trust, as the Company's sub-adviser, places orders for the purchase and sale of securities with brokers and dealers based upon IFG's or INVESCO Trust's evaluation of their financial responsibility subject to their ability to effect transactions at the best available prices. IFG or INVESCO Trust evaluates the overall reasonableness of any brokerage commissions or underwriting discounts (the difference between the full acquisition price to acquire the new offering and the discount offered to members of the underwriting syndicate) paid by reviewing the quality of executions obtained on each Fund's portfolio transactions, viewed in terms of the size of transactions, prevailing market conditions in the security purchased or sold, and general economic and market conditions. In seeking to ensure that ^ the commissions or discounts charged each Fund are consistent with prevailing and reasonable commissions or discounts, IFG or INVESCO Trust also endeavors to monitor brokerage industry practices with regard to the commissions or discounts charged by brokers and dealers on transactions effected for other comparable institutional investors. While IFG or INVESCO Trust seeks reasonably competitive rates, a Fund does not necessarily pay the lowest commission, discount or spread available.


      Portfolio securities are usually purchased from an underwriter at prices which include underwriting fees paid by the issuer or from a primary market maker acting as principal for the securities on a net basis, with no brokerage commission being paid by the Funds. On occasion, securities may be purchased directly from the issuer. Other purchases and all sales are placed with those dealers from whom the investment manager believes best execution will be obtained, which may be acting as either agents or principals. Usually no brokerage commissions are paid by the Funds for such transactions. Transactions placed through dealers serving as primary market makers normally are executed at a price based on the bid and asked prices.

      Consistent with the standard of seeking to obtain the best execution on portfolio transactions, IFG or INVESCO Trust may select brokers that provide research services to effect such transactions. Research services consist of statistical and analytical reports relating to issuers, industries, securities and economic factors and trends, which may be of assistance or value to IFG or INVESCO Trust in making informed investment decisions. Research services prepared and furnished by brokers through which the Fund effects securities transactions may be used by IFG or INVESCO Trust in servicing all of its accounts and not all such services may be used by IFG or INVESCO Trust in connection with the Funds.

      In recognition of the value of the above-described brokerage and research services provided by certain brokers, IFG or INVESCO Trust, consistent with the standard of seeking to obtain the best execution on portfolio transactions, may place orders with such brokers for the execution of Fund transactions on which the commissions are in excess of those which other brokers might have charged for effecting the same transactions.

      Portfolio transactions may be effected through qualified broker-dealers that recommend the Funds to their clients, or that act as agent in the purchase of a Fund's shares for their clients. When a number of brokers and dealers can provide comparable best price and execution on a particular transaction, the Company's adviser may consider the sale of a Fund's shares by a broker or dealer in selecting among qualified broker-dealers.


      Certain financial institutions (including brokers who may sell shares of the ^ Funds, or affiliates of such brokers) are paid a fee (the "Services Fee") for recordkeeping, shareholder communications and other services provided by the brokers to investors purchasing shares of the Funds through no transaction fee programs ("NTF Programs") offered by the financial institution or its affiliated broker (an "NTF Program Sponsor"). The Services Fee is based on the average daily value of the investments in each Fund made in the name of such NTF Program Sponsor and held in omnibus accounts maintained on behalf of investors participating in the NTF Program. With respect to certain NTF Programs, the
Company's directors have authorized the Funds to apply dollars generated from the Company's Plan and Agreement of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan") to pay the entire Services Fee, subject to the maximum Rule 12b-1 fee permitted by the Plan. With respect to other NTF Programs, the Company's directors have authorized the Fund to pay transfer agency fees to ^ IFG based on the number of investors who have beneficial interests in the NTF Program Sponsor's omnibus accounts in the Fund. ^ IFG, in turn, pays these transfer agency fees to the NTF Program Sponsor as a sub-transfer agency or recordkeeping fee in payment of all or a portion of the Services Fee. In the event that the sub-transfer agency or recordkeeping fee is insufficient to pay all of the Services Fee with respect to these NTF Programs, the directors of the Company have authorized the Funds to apply dollars generated from the Plan to pay the remainder of the Services Fee, subject to the maximum Rule 12b-1 fee permitted by the Plan. ^ IFG itself pays the portion of the Fund's Services Fee, if any, that exceeds the sum of the sub-transfer agency or recordkeeping fee and Rule 12b-1 fee. The Company's directors have further authorized ^ IFG to place a portion of each Fund's brokerage transactions with certain NTF Program Sponsors or their affiliated brokers, if ^ IFG reasonably believes that, in effecting the Fund's transactions in portfolio securities, the broker is able to provide the best execution of orders at the most favorable prices. A portion of the commissions earned by such a broker from executing portfolio transactions on behalf of a Fund may be credited by the NTF Program Sponsor against its Services Fee. Such credit shall be applied first against any sub-transfer agency or recordkeeping fee payable with respect to such Fund, and second against any Rule 12b-1 fees used to pay a portion of the Services Fee, on a basis which has resulted from negotiations between IDI or IFG and the NTF Program Sponsor. Thus, a Fund pays sub-transfer agency or recordkeeping fees to the NTF Program Sponsor in payment of the Services Fee only to the extent that such fees are not offset by such Fund's credits. In the event that the transfer agency fee paid by a Fund to ^ IFG with respect to investors who have beneficial interests in a particular NTF Program Sponsor's omnibus accounts in a Fund exceeds the Services Fee applicable to such Fund, after application of credits, ^ IFG may carry forward the excess and apply it to future Services Fees payable to that NTF Program Sponsor with respect to such Fund. The amount of excess transfer agency fees carried forward will be reviewed for possible adjustment by ^ IFG prior to each fiscal year-end of the Fund. The Company's board of directors has also authorized each Fund to pay to IDI the full Rule 12b-1 fees contemplated by the Plan to compensate IDI for expenses incurred by IDI in engaging in the activities and providing the services on behalf of such Fund contemplated by the Plan, subject to the maximum Rule 12b-1 fee permitted by the Plan, notwithstanding  that  credits  have been  applied to reduce the  portion of the

12b-1 fee that would have been used to compensate IDI for payments to such NTF Program Sponsor absent such credits.


      The aggregate dollar amount of brokerage commissions paid by the Tax-Free Intermediate Bond Fund for the fiscal years ended June 30, 1997, 1996 and 1995 was $0, $7,538 and $4,147, respectively, and for the fiscal years ended June 30, 1997, 1996 and 1995 were $748,918, $884,965 and $393,584, respectively, for
Tax-Free Long- Term Bond Fund. The higher level of brokerage commissions paid by the Tax-Free Long-Term Bond Fund for the year ended June 30, 1996 was primarily due to the Fund's higher level of portfolio turnover in that year. For the period ended June 30, 1997, no commissions were paid to brokers in connection with their provision of research services to either Fund.


      Neither IFG nor INVESCO Trust receive any brokerage commissions on portfolio transactions effected on behalf of the Funds, and there is no affiliation between IFG, INVESCO Trust, or any person affiliated with IFG, INVESCO Trust, or the Funds, and any broker or dealer that executes transactions for the Funds.

ADDITIONAL INFORMATION

      Common Stock. The Company has 500,000,000 authorized shares of common stock with a par value of $0.01 per share. Of the Company's authorized shares, 100,000,000 shares have been allocated to the Tax-Free Long-Term Bond Fund and 100,000,000 shares have been allocated to Tax-Free Intermediate Bond Fund. As of June 30, 1997, 14,368,509 shares of the Tax-Free Long-Term Bond Fund and 469,281 shares of the Tax-Free Intermediate Bond Fund were outstanding. All shares issued and outstanding are, and all shares offered hereby, when issued, will be, fully paid and nonassessable. The board of directors has the authority to designate additional series of common stock without seeking the approval of shareholders and may classify and reclassify any authorized but unissued shares.

      Shares of each series represent the interests of the shareholders of such series in a particular portfolio of investments of the Company. Each series of the Company's shares is preferred over all other series with respect to the assets specifically allocated to that series, and all income, earnings, profits and proceeds from such assets, subject only to the rights of creditors, are allocated to shares of that series. The assets of each series are segregated on the books of account and are charged with the liabilities of that series and with a share of the Company's general liabilities. The board of directors determines those assets and liabilities deemed to be general assets or liabilities of the Company, and those items are allocated among series in a manner deemed by the board to be fair and equitable. Generally, such allocation will be made based upon the relative total net assets of each series. In the unlikely event that a liability allocable to one class exceeds the assets belonging to the series, all or a portion of such liability may have to be borne by the holders of shares of the Company's other series.

      All dividends on shares of a particular series shall be paid only out of the income belonging to that series, pro rata to the holders of that series. In the event of the liquidation or dissolution of the Company or of a particular series, the shareholders of each series that is being liquidated shall be entitled to receive, as a series, when and as declared by the board of directors, the excess of the assets belonging to that series over the liabilities belonging to that series. The holders of shares of any series shall not be entitled to any distribution upon liquidation of any other series. The assets so distributable to the shareholders of any particular series shall be distributed among such shareholders in proportion to the number of shares of that series held by them and recorded on the books of the Company.

      All Fund shares, regardless of series, have equal voting rights. Voting with respect to certain matters, such as ratification of independent accountants or election of directors, will be by all series of the Company. When not all series are affected by a matter to be voted upon, such as approval of an investment advisory contract or changes in a Fund's investment policies, only shareholders of the series affected by the matter will be entitled to vote. Company shares have noncumulative voting rights, which means that the holders of a majority of the shares voting for the election of directors of the Company can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the board of directors. After they have been elected by shareholders, the directors will continue to serve until their successors are elected and have qualified or they are removed from office, in either case by a shareholder vote, or until death, resignation or retirement. They may appoint their own successors, provided that always at least a majority of the directors have been elected by the Company's shareholders. It is the intention of the Company not to hold annual meetings of shareholders. The directors will call annual or special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Company's Articles of Incorporation, or at their discretion.

     Principal Shareholders. As of August 1, 1997, the following entities held more than 5% of the outstanding securities of the Funds listed below.

Name and Address of
Beneficial Owner                    Number of Shares        Percent of Class
-------------------                 ----------------        ----------------
INVESCO Tax-Free
Intermediate Bond Fund

Charles Schwab & Co. Inc.           45,754.5670                   9.670%
Special Custody Account

 For The Exclusive Benefit
 of Customers
101 Montgomery St.
San Francisco, CA 94104

John Canaday                        35,658.9410                   7.536%
745 Pine St.
Boulder, CO 80302


INVESCO Tax-Free
Long-Term Bond Fund

      -0-                           -0-                           -0-

      Independent Accountants. Price Waterhouse, LLP, 950 Seventeenth Street, Denver, Colorado, has been selected as the independent accountants of the Company. The independent accountants are responsible for auditing the financial statements of the Company.

      Custodian. State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, has been designated as custodian of the cash and investment securities of the Company. The bank is also responsible for, among other things, receipt and delivery of the Company's investment securities in accordance with procedures and conditions specified in the custody agreement.

      Transfer Agent. The Company is provided with transfer agent, registrar, and dividend disbursing agent services by INVESCO Funds Group, Inc., 7800 E. Union Avenue, Denver, Colorado, pursuant to the Transfer Agency Agreement described herein. Such services include the issuance, cancellation and transfer of shares of the Fund and the maintenance of records regarding the ownership of such shares.

      Reports to Shareholders. The Company's fiscal year ends on June 30. The Company distributes reports at least semiannually to its shareholders. Financial statements regarding the Company, audited by the independent accountants, are sent to shareholders annually.

      Legal Counsel. The firm of Kirkpatrick & Lockhart, LLP, Washington, D.C., is legal counsel for the Company. The firm of Moye, Giles, O'Keefe, Vermeire & Gorrell, Denver, Colorado, serves as special counsel to the Company.

      Financial Statements. The Funds' audited financial statements and the notes thereto for the fiscal year ended June 30, 1997, and the report of Price Waterhouse LLP with respect to such financial statements, are incorporated herein by reference from the Funds' Annual Report to Shareholders for the fiscal year ended June 30, 1997.

      Prospectus. The Company will furnish, without charge, a copy of the Funds' Prospectus upon request. Such requests should be made to the Company at the mailing address or telephone number set forth on the first page of this Statement of Additional Information.

      Registration Statement. This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Company has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by the rules and regulations of, the SEC.

APPENDIX A

Description of Moody's municipal bond ratings:

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements: their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments of, or maintenance of other terms of, the contract over any long period of time may be small.

Caa--Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Rating Refinements: Moody's may apply the numerical modifier "1", for municipally-backed bonds, and modifiers "1", "2" and "3", for corporate-backed municipals. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of S&P's municipal bond ratings:

AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in a small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB,B--Bonds rated BB or B are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CCC--Bonds rated CCC have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

Description of Fitch's corporate and municipal bond ratings:

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

Description of D&P's long-term corporate and municipal debt ratings:

AAA--Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA- --High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

BBB+, BBB, BBB- --Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

Plus (+) or Minus (-): The ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Moody's ratings of state and municipal notes:

Moody's ratings for state and municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in long-term borrowing risk are of lesser importance in the short run.
Symbols will be used as follows:

MIG-1--Notes bearing this designation are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2--Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

Description of S&P's ratings for investment grade municipal notes and short-term demand obligations:

SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a "plus" designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

Description of Moody's tax-exempt and taxable commercial paper ratings:

Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. The following designations, all judged to be investment grade, indicate the relative repayment capacity of rated issuers of securities in which the Fund may invest:

Prime-1: Issuers rated Prime-1 have a superior capacity for repayment for short-term promissory obligations.

Prime-2: Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations.

Description of S&P's ratings for demand obligations and taxable and tax-exempt commercial paper:

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The two rating categories for securities in which the Fund may invest are as follows:

A-1: This designation indicates the degree of safety regarding timely payment is either overwhelming or very strong. Issues determined to possess overwhelming safety characteristics will be given a "plus" designation.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

APPENDIX B

DESCRIPTION OF FUTURES CONTRACTS AND OPTIONS

Options on Securities

      An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although the entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered," which is generally accomplished through the writer's ownership of the underlying security, in the case of a call option, or the writer's segregation of an amount of cash or securities equal to the exercise price, in the case of a put option. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

      Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price, in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

      Options on securities are traded on national securities exchanges, such as the Chicago Board of Options Exchange and the New York Stock Exchange, which are regulated by the Securities and Exchange Commission. The Options Clearing Corporation guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indices of securities only through a registered broker/dealer which is a member of the exchange on which the option is traded.

      An option position in an exchange-traded option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option at any particular time. In such event it might not be possible to effect closing transactions in a particular option with the result that this Fund would have to exercise the option in order to realize any profit. This would result in this Fund incurring brokerage commissions upon the disposition of underlying securities acquired through the exercise of a call option or upon the purchase of underlying securities upon the exercise of a put option. If these Funds as covered call option writers are unable to effect a closing purchase transaction in a secondary market, unless the Funds are required to deliver the securities pursuant to the assignment of an exercise notice, they will not be able to sell the underlying security until the option expires.

      Reasons for the potential absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities: (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or particular class or series of options) in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange which had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at a particular time, render certain of the facilities of any of the clearing corporations inadequate and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. However, the Options Clearing Corporation, based on forecasts provided by the U.S. exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonably anticipated volume.

      In addition, options on securities may be traded over-the-counter through financial institutions dealing in such options as well as the underlying instruments. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option as written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Fund will engage in OTC option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York.

Futures Contracts

      A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future, for a fixed price. By its terms, a Futures Contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, Futures Contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

      The purchase or sale of a Futures Contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalent, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable, a process known as "marking to market."

      A Futures Contract may be purchased or sold only on an exchange, known as a "contract market," designated by the Commodity Futures Trading Commission for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a Futures Contract, by in effect taking the opposite side of such Contract. At any time prior to the expiration of a Futures Contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it.

      Interest rate futures contracts currently are traded on a variety of fixed income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, U.S. Treasury Bills, bank certificates of deposit and commercial paper. In addition, interest rate futures contracts include contracts on indices of municipal securities. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, West German mark and on Eurodollar deposits.

Options on Futures Contracts

      An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of variation margin deposits. In addition, the writer of an Option on a Futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

      A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

      An option, whether based on a Futures Contract, a stock index or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.